UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 8, 2011

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for IBM’s Investor Briefing on March 8, 2011.  Attachment II (Non-GAAP Supplementary Materials) contains supplementary materials about non-GAAP financial measures in certain presentation materials for this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 8, 2011

	By:	/s/ James J. Kavanaugh

James J. Kavanaugh
Vice President and Controller

3

ATTACHMENT I

Introduction Patricia Murphy Vice President, Investor Relations

Agenda Morning Session (10:00-noon) Strategic Overview Sam Palmisano Financial Model Mark Loughridge Smarter Planet & Growth Markets Ginni Rometty, Bruno Di Leo Afternoon Session (1:15-4:45) Services Mike Daniels, Erich Clementi, Frank Kern Integrated Systems Steve Mills, Robert LeBlanc, Mike Rhodin, Rod Adkins Enterprise Productivity Initiatives Linda Sanford Research and Watson John Kelly Group Q&A

Certain comments made during this event and in the presentation materials may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements by their nature address matters that are uncertain to different degrees. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. Those statements involve a number of factors that could cause actual results to differ materially including the following: a downturn in economic environment and corporate IT spending budgets; the company’s failure to meet growth and productivity objectives, a failure of the company’s innovation initiatives; risks from investing in growth opportunities; a failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; breaches of data security; fluctuations in financial results and purchases, impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; the company’s ability to attract and retain key personnel and its reliance on critical skills; impacts of relationships with critical suppliers and business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels; the company’s ability to successfully manage acquisitions and alliances; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Q, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.

These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

[LOGO]

Strategic Overview Samuel J. Palmisano Chairman, President and Chief Executive Officer March 8, 2011

Our Results: Another Strong Performance in 2010 $99.9 Billion Revenue, up 4% $14.8 Billion Net Income, up 10% $11.52 Earnings Per Share (EPS), up 15% $16.3 Billion in Free Cash Flow*, up $1.2 Billion Gross Profit Margin of 46.1%, up for the 7th straight year Record Net Income, EPS** and Free Cash Flow *Excluding Global Financing receivables **Split Adjusted Basis

Strong Results Confirm Our Strategic Choices Changes in the world: We are at the forefront of global integration Changes in technology: We are shifting to higher value segments Changes in client demand: We are focused on integration and innovation

4 Outperformed the 2010 Earnings Per Share Roadmap Historical Revenue Growth $6.05 Margin Expansion $7.15 18% Yr/Yr Share Repurchase $8.89 Growth Initiatives $11.52 24% Yr/Yr Future Acquisitions Retirement Related Costs $10.01 13% Yr/Yr 15% Yr/Yr 06* 07* 08* 09 10 *2006-2008 EPS reflects the adoption of amendments to ASC 260, "Earnings Per Share"

5 Added $6.5B of growth markets revenue 21% of geo revenue, up from 16% Increased software profit by $3.6B 44% of segment profit in 2010 R&D of $24B and generated more than 18,000 patents Pre-tax Income up almost 50% EPS nearly doubled Generated $58B in Free Cash Flow Over 100% returned to shareholders Increased year-end dividend rate by 117% Invested $16B to acquire 50 companies 2010 Roadmap Highlights Exceeded high-end of 2010 EPS roadmap by $0.52

A Decade of Performance 2000-2010 *From continuing operations **Excluding Global Financing receivables Pre-tax Margins* 19.7% 12.0% Up 7.7 pts Pre-tax Profit Growth* $19.7B $10.2B Up $9.5B Earnings Per Share* $11.52 $3.88 Up 3.0x Free Cash Flow** $16.3B $6.7B Up $9.6B

Portfolio Mix Leads to Improved Gross Profit Margin Shift to Higher-Value Spaces 2000** 2010 11% Segment Profit Mix* 25% 40% 24% 9% Segment Profit Mix* 44% 39% 8% Hardware Financing Services Software *Sum of external segment pre-tax income not equal to IBM pre-tax income **Excludes enterprise investments and stock-based compensation Gross Profit Margin 19.7% Pre-tax Income Margin 46.1% 5 10 15 20 25 30 35 40 45 50 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Cash Generation Fuels Investment and Shareholder Returns Free Cash Flow* ($ in Billions) *Excluding global financing receivables $107B returned to shareholders in form of dividends and share repurchases $70B invested in capital expenditures and acquisitions $58B spend on R&D Since the end of 2000: 00 01 02 03 04 05 06 07 08 09 10 $15.1 $16.3 $6.7 $6.8 $5.9 $8.7 $9.1 $9.6 $10.5 $12.4 $14.3

The Keys to Growth Growth Markets Business Analytics and Optimization Cloud and Smarter Computing Smarter Planet

10 2015 Roadmap: IBM Transformation Continues Key Drivers: Revenue Growth Operating Leverage Share Repurchase Key Objectives: Add another $100B in free cash flow Return $70B in capital to shareholders Spend $20B on acquisitions Nearly double software profits Growth markets’ revenue contribution approaching 30% of geographic revenue Sum of external segment pre-tax income not equal to IBM pre-tax income 2000 & 2001 Excludes enterprise investments and stock-based compensation *Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense Hardware / Financing Services Software Operating PTI / EPS* Segment Operating PTI Operating EPS At Least $20 At Least $13 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11e '12e '13e '14e '15e

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

[LOGO]

Financial Model Mark Loughridge Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation

2010 Roadmap Transition to Operating Earnings 2015 Roadmap Agenda

2006 EPS Estimated 2010 EPS (Base) 2010 EPS Objective Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$1.20 ~$0.90 ~$0.75 ~$1.00 ~$1.10 14% CAGR 16% CAGR 10% CAGR 5% Revenue Growth +1 to 2 pts Revenue Growth 10% -12% CGR EPS Model Note: 2006 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” May 2007 2010 Long-Term EPS Roadmap Retirement Related Yr/Yr Costs Historical Revenue Growth of 3% 2010 EPS w/o Retirement Related Yr/Yr $6.05 ~$11 ~$10 ~$9

2006 2007 2008 2009 2010 18% Yr/Yr 24% Yr/Yr 15% Yr/Yr 13% Yr/Yr Achieved low end of Roadmap one year ahead of objective Beat high end of target by $0.52 Note: 2006-2008 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” +17% CAGR 2010 EPS Roadmap $6.05 $10 $10.01 $8.89 $7.15 $11.52

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs $10 -$11 $11.52 2006 EPS 2010 EPS Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives & Acquisitions ~ 0.20 Note: 2006 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” 2007 – 2010 Performance 2010 EPS Roadmap Revenue achievement impacted by market downturn Retirement Related Yr/Yr Costs $6.05

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs $10 -$11 $11.52 2006 EPS 2010 EPS Historical Revenue Growth of 3% Margin Expansion Growth Initiatives & Acquisitions Revenue achievement impacted by market downturn ~ 0.20 Margin expansion within model ~ 1.35 Mix and productivity driving margin expansion above model ~ 2.10 2007 – 2010 Performance 2010 EPS Roadmap Retirement Related Yr/Yr Costs Share Repurchases Note: 2006 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” $6.05

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs $10 -$11 $11.52 2006 EPS 2010 EPS Historical Revenue Growth of 3% Margin Expansion Growth Initiatives & Acquisitions Revenue achievement impacted by market downturn ~ 0.20 Margin expansion within model ~ 1.35 Mix and productivity driving margin expansion above model ~ 2.10 2007 – 2010 Performance Share repurchases of ~$52B ~ 1.30 2010 EPS Roadmap Retirement Related Yr/Yr Costs Share Repurchases Note: 2006 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” $6.05

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs $10 -$11 $11.52 2006 EPS 2010 EPS Retirement Related Yr/Yr Costs Historical Revenue Growth of 3% Margin Expansion Growth Initiatives & Acquisitions Revenue achievement impacted by market downturn ~ 0.20 Margin expansion within model ~ 1.35 Share repurchases of ~$52B ~ 1.30 Mix and productivity driving margin expansion above model ~ 2.10 Market performance impacting pension expense ~ 0.55 2007 – 2010 Performance 17% CAGR 2010 EPS Roadmap Share Repurchases Note: 2006 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” $6.05

4Q’10 IBM S&P 500 72% (1%) +17% CGR Success of IBM’s Business Model ~0% CGR Source: Capital IQ / Bloomberg Cum. Total Return IBM EPS Indexed with S&P 500 IBM EPS $6.05 S&P 500 EPS ~$85 Created $58B of Shareholder Value $47B Market Capitalization + $11B Dividends Paid Total Return as of January 19, 2011 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Success of IBM’s Business Model Dow 30 GAAP EPS Yr/Yr Growth GAAP EPS Yr/Yr Growth GAAP EPS Yr/Yr Decline Source: Capital IQ / Bloomberg DOW COMPONENTS 2003 2004 2005 2006 2007 2008 2009 2010 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 IBM # # # # # # # # # # # # # # # # # # # # # # # # # # # # # # # # 13% 22% 14% 10% 21% 11% 17% 19% 18% 8% 5% 14% 6% -25% 11% 11% 10% 51% 11% 7% 10% 15% 13% -6% 2% 2% 3% 26% 14% 9% 16% 11% 9% 3% 4% 10% 8% 28% 7% 3% 19% 17% 19% 4% 19% 15% 22% 39% 8% 6% 22% 24% 26% 14% 10% 13% -24% -21% -14% -6% 19% 15% 14% 14% 68% 115% 115% 29% 33% 90% 31% 6% 15% -84% -63% 32% 98% ### 340% 30% -1% 36% 34% 45% 24% 21% 4% -7% -12% -14% 18% 24% 28% 9% 11% 26% 61% 98% 2% 11% 222% 39% 126% 58% 36% 35% 34% 55% 48% 41% 21% 10% 3% -18% 23% 15% 18% 40% -1% -28% ### -66% -54% -67% 289% 82% 91% 306% 17% -26% 21% 33% 20% 105% 13% -34% 13% 4% 9% 72% 17% 11% 10% 6% -20% 11% -7% 11% 43% 11% 34% 17% 0% -2% 3% -18% 29% 7% 3% -11% 512% 12% 14% 3% 36% 18% -22% 32% -9% 11% 38% -26% 12% 8% 15% -22% 15% 3% 15% 81% 19% -24% 14% -18% -9% 44% 0% 54% 19% 16% 9% 272% 35% -5% 13% 136% 53% 27% 42% 211% 40% -11% -5% 54% -12% 60% 17% 110% 28% ### 30% 6% 29% 275% 19% -19% 7% -6% 10% 28% 15% 15% 12% 4% 24% 6% 21% 22% 20% 45% 12% 11% 8% 4% 9% 0% 7% 7% 3% 17% 17% 22% 25% 16% 11% 37% 13% 61% 3% -13% -5% -5% -1% -11% -4% -26% 246% 62% 40% 71% -21% 42% 60% 29% 47% 36% 80% 31% 12% 43% 12% 4% 18% 6% -4% 21% 25% 21% 68% -28% -54% -64% -66% -17% 45% 98% 47% 44% 40% 40% 88% -28% 21% 36% 40% 109% 24% 26% -5% 5% 5% 4% 30% 41% 36% 24% 35% 6% -3% 10% 6% -21% -21% -44% -19% 23% 61% 79% 13% -16% 166% 280% 337% 94% 33% 162% 49% 98% 6% -9% 9% 13% 41% 12% 40% -6% 21% 28% -24% 34% 14% 15% 120% 4% -63% -70% -50% -37% 147% 210% -3% 73% 11% 32% 20% 18% 43% 24% 17% 18% 8% -1% 11% 7% 21% 20% 9% 60% 58% 9% 12% -25% -25% 6% 7% -34% -46% -16% -4% 69% 74% 38% 13% -3% 15% 35% 151% ### 71% 19% 23% -1% 22% 35% -25% 13% 18% 35% 94% 115% 19% 9% 20% -21% 32% 16% -8% -29% -43% -23% 18% -2% 45% 31% -9% 55% 0% 100% 150% 98% 86% 93% 20% 7% 35% 22% 7% 17% -34% -55% -31% -35% 22% 47% 36% 50% -11% 27% 17% -89% -56% ### -6% 796% 291% 829% 58% 40% 8% 12% 25% 41% 26% 25% 20% 14% 16% 17% 20% 27% 23% 10% 1% -25% -24% -11% -17% -13% -60% -12% -25% ### 43% -7% -9% 781% 43% 9% 24% 76% 44% 76% ### 544% 33% ### -50% -48% -30% 202% 84% 65% 35% 261% 28% 66% 55% 21% 6% -32% -50% -56% -91% -91% -41% -46% 824% 868% 85% 281% 23% 53% -20% 6% 26% -18% -40% 82% -4% 129% 92% 36% 26% 6% 26% -18% 21% -24% 72% 11% 29% 92% -6% 49% 7% -6% -30% -26% -17% 57% 36% 50% 55% 4% 15% 16% 13% 13% 14% 15% 17% 20% 24% 19% 19% -16% -7% -6% -4% 26% 25% 17% 14% -6% -3% -37% -22% -71% -63% -85% -23% 191% 132% 880% 67% 49% 122% 24% ### 80% 24% -25% 138% -55% 45% 103% ### -43% -7% 2% 678% 485% 14% 0% 8% -36% 30% 14% -29% ### -59% -61% 13% 169% 135% 172% -11% -15% 18% -15% -11% 51% 10% -5% 5% 9% 21% 18% 20% -41% 8% 12% 3% 108% 4% 10% 16% 7% -4% -3% -20% -48% -39% -52% -48% -21% -33% 17% -17% 52% -31% -5% 41% 221% 132% 74% -1% -4% -27% 15% 2% -18% 130% 62% 90% 63% 9% -5% 3% 80% -52% -19% -49% ### ### ### -77% 80% 68% 128% -19% 178% 61% ### -30% 92% 229% 411% 76% -83% -14% -7% 124% 148% 32% ### -29% 122% 28% 745% 61% 5% 44% -14% -33% ### -47% 22% ### ### -19% -25% 150% -11% 15% 29% 33% 8% 15% 4% -5% -3% 17% 22% 4% -1% 0% 4% 24% 31% 10% 7% -31% -96% -80% -43% -82% ### 85% -54% ### -25% -34% -18% ### 75% 171% 33% 29% 157% 68% ### -49% -58% -76% 465% -53% -38% 347% -11% 525% 524% 11% 37% 23% -2% -1% -17% -80% -18% -28% -18% 358% 76% 12% 11% 28% -17% ### -22% -29% -61% -61% -16% 72% -24% -54% -14% -40% 122% 38% 53% 47% 7% 23% 1% -10% 4% 26% 35% 9% -21% -8% -15% -1% 25% -21% 25% 285% -65% 23% 6% -6% -7% -34% -25% -3% -26% 28% -32% -13% 23% 46% 46% 13% -17% -30% 7% -16% 0% -10% 10% 138% -70% 17% 16% -38% 310% 159% -6% -23% -34% 571% 116% -60% ### -51% 422% 0% 315% 49% 18% 4% -45% -13% -27% -1% -41% -8% 5% -33% 4% 11% 14% 34% 19% 2% -21% -31% -52% -76% ### -24% 143% 6% 7% -1% -26% -3% -4% -27% -19% -15% -58% 8% 2% 11% 109% -34% -57% 13% 11% 63% ### 95% 7% -27% 203% -56% -10% 216% 202% -86% -68% -93% ### 141% ### -25% -83% -60% 179% 54% 383% -86% 23% -51% -1% ### -30% 116% 255% -14% -45% -76% -68% -15% 127% 203% -90% -2% -19% 29% 144% -38% -8% -75% 267%

Stock Price Appreciation 2000 - 2010 Success of IBM’s Business Model Source: Bloomberg From Dec. 29, 2000 to Jan. 19, 2011 Stock Price Appreciation 10% 10% -3% 47% 31% 9% -21% -46% -63% 83% IBM DJIA NASDAQ S&P HPQ MSFT ORCL DELL CSCO EMC

Total Shareholder Return 2000 - 2010 Dividends Stock Price Appreciation Source: Bloomberg From Dec. 29, 2000 to Jan. 19, 2011 Success of IBM’s Business Model 18% 17% 39% -63% -46% -21% 11% 64% 65% 107% IBM DJIA NASDAQ S&P HPQ MSFT ORCL DELL CSCO EMC

IBM Transformation Hardware / Financing Services Software Sum of external segment pre-tax income not equal to IBM pre-tax income GAAP PTI / EPS Segment PTI$ 2000 & 2001 segments not restated for stock based compensation Highlights since 2000 EPS $11.52 Added $10B revenue in growth markets 21% of geo revenue Tripled Software profit to $9.1B 44% of segment profit, up from 25% Added $10B of Pre-Tax Income EPS nearly tripled Generated $109B Free Cash Flow Returned $107B to shareholders Invested $32B to acquire 116 companies Strong performance through the decade driven by IBM transformation

2010 Roadmap Transition to Operating Earnings Acquisition-related charges Retirement-related items 2015 Roadmap Agenda

Merits of Operating Earnings Provides better transparency to operational results and pension plan performance Improves visibility to management decisions and operational effects Enables comparison to peers Allows for long term view of business Transition to Operating Earnings Implementation Schedule Introduced with 2015 roadmap objectives; effective 1Q 2011 Provided supplemental information on IBM current period operating earnings Provided historic information on IBM and segment level operating profit Introduced 2011 guidance on an operating earnings basis Earnings presentation to address operating earnings in addition to GAAP reporting May 2010 2Q’10 Earnings 3Q’10 January 2011 Starting 1Q’11 Earnings

Interest cost (4.8) Expected return on plan assets 6.5 Recognized net actuarial (losses)/gains (1.2) Amortization of prior service cost Curtailments/Settlements/Other Pre-Tax Non-Operating (expense)/income 0.4 Service and defined contribution cost * Includes defined benefit, defined contribution and other postretirement benefit plans Classification of Retirement-Related Items (0.1) Non-Operating “The remaining items, interest cost and plan returnsare related to the relative performance of the plan assets, not the operations of the business ” Operating “To determine the portion of pension expense that is compensation (and hence operating), we combine service cost and amortization of prior service cost” Total net periodic (expense)/income (1.4) Pre-Tax Operating (expense)/income Valuation - Measuring and Managing the Value of Companies by Tim Koller, Marc Goedhart and David Wessels “retirement provisions can lead to serious distortions in operating performance. Thus, we reorganizeinto operating and non-operating items.” 0.2 (2.0) (1.8) IBM Postretirement Benefit Plans* ($B) 2010

Presentation of Retirement-Related Items Defined Benefit Plans: Proposed Amendments to IAS 19 IASB Current Deliberations through February 15, 2011 IBM Operating Earnings IASB Current Proposal Operating Service Cost Service Cost Operating Amortization of Plan Amendments Plan Amendments, Curtailments and Non-Routine Settlements Defined Contribution Cost Defined Contribution Cost Non-Operating Interest Cost Net Interest Cost Financing Expected Return on Plan Assets Net Return on Plan Assets Other Comprehensive Income Amortized actuarial (losses)/gains Recognized actuarial (losses)/gains Curtailments/ Settlements/Other Routine Settlements “These proposalsmake it easier for users of an entity’s financial statements to understand how defined benefit plans affect the entity’s financial position and financial performance, and how they may affect its future cash flows.” International Accounting Standards Board

Pre-Tax Retirement-Related (Cost) / Income ($B) ($1.6) ($1.6) ($1.6) ($1.3) ($1.5) ($1.7) ($1.3) Retirement-Related Cash Drivers ($B) ($0.0) $0.4 $0.5 ($0.3) ($0.7) ($0.2) $0.1 Projection based on Dec ’10 assumptions Actual * Tax-qualified defined benefit plans ($1.9) ($1.9) ($1.9) ($1.9) ($1.8) ($1.9) ($1.9) ($1.9) ($1.9) ($1.9) ($1.9) ($1.8) ($1.9) ($1.9) Retirement-Related Charges Non-Operating Operating Funded Status* Expected ROA WW US YE 2009 YE 2010 99% 99% 101% 101% Actual ROA Discount Rate WW WW 11.8% 11.7% 5.2% 4.7% WW 7.4% 7.3% 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015

($0.2) ($0.0) $0.4 $0.5 ($0.3) ($0.7) $0.1 Pre-tax (Cost) / Income ($B) ~$2B range ($1.3) ($1.3) ($1.6) ($1.6) ($1.6) ($1.5) ($1.7) Cash Drivers ($B) Projection based on Dec ’10 assumptions Actual Downside Upside Retirement-Related Charges Worldwide ROA 2011 2012+ YE ’10 Assumptions 7% 7% Upside Case 14% 7% Downside Case 0% 7% Non-Operating Retirement-Related Non-Operating Scenarios Worldwide Discount Rate 2010 2011+ YE ’10 Assumptions 4.7% 4.7% Upside Case 4.7% 5.2% Downside Case 4.7% 4.2% 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015

 Separate operating and non-operating elements of retirement-related expense Exclude amortization of purchased intangibles and acquisition-related charges No change to balance sheet and free cash flow 2010 IBM Operating EPS (Non-GAAP) $11.67 IBM GAAP EPS $11.52 Adjustments Acquisition-Related Charges $0.34 Amortization of Purchased Intangibles $0.31 Other Acquisition-Related Charges $0.03 Non-Operating Retirement-Related Expense ($0.20) Moving to operating earnings (Non-GAAP) objectives for 2015 Roadmap Operating Earnings

2010 Roadmap Transition to Operating Earnings 2015 Roadmap Agenda

IBM Investor Briefing

2015 Roadmap


Base revenue growth ~2% excluding divestitures
Shift to faster growing business mix provides ~1% revenue growth
~$20B of acquisition spend provides ~2% revenue growth
11% CAGR
At Least $20
$11.67
Base Revenue Growth
~$1.45
Revenue Mix
~$0.70
Acquisitions
~$0.90
Revenue Growth
~$3.05
2010 Operating EPS*
2015 Operating EPS*

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense
Assumes current tax policy and Non-GAAP tax rate of 25%

© 2011 International Business Machines Corporation

IBM Investor Briefing

2015 Roadmap

IBM


Base revenue growth
~2%
excluding divestitures
Shift to faster growing
business mix provides
~1% revenue growth
~$20B of acquisition
spend provides ~2%
revenue growth
Enterprise Productivity
yields margin expansion
Shift to a higher value
portfolio continues to
provide leverage
11%
CAGR
$11.67
Base Revenue
Growth
~$1.45
Revenue Mix
~$0.70
Acquisitions
~$0.90
Revenue Growth
~$3.05
Enterprise
Productivity
~$1.75
Margin Mix
~$0.75
Operating Leverage
~$2.50
At Least
$20
2010 Operating
EPS*
2015 Operating
EPS*

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense
Assumes current tax policy and Non-GAAP tax rate of 25%

© 2011 International Business Machines Corporation

IBM Investor Briefing

2015 Roadmap


Base revenue growth ~2% excluding divestitures
Shift to faster growing business mix provides ~1% revenue growth
~$20B of acquisition spend provides ~2% revenue growth
Enterprise Productivity yields margin expansion
Shift to a higher value portfolio continues to provide leverage
~$50B returned through share repurchase
$11.67
Base Revenue Growth
~$1.45
Revenue Mix
~$0.70
Acquisitions
~$0.90
Revenue Growth
~$3.05
Enterprise Productivity
~$1.75
Margin Mix
~$0.75
Operating Leverage
~$2.50
Shares
~$2.80
11% CAGR
At Least $20
2010 Operating EPS*
2015 Operating EPS*

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense
Assumes current tax policy and Non-GAAP tax rate of 25%

© 2011 International Business Machines Corporation

IBM Investor Briefing

Growth Initiatives


Share Repurchase
Operating Leverage
Revenue Growth ~$3.05
$11.67

2015 Operating EPS

Smarter Planet

Grows to ~$10B business by 2015

Approximately 400 recent client engagements illustrate reach

Growth Markets

- Approaches 30% of IBM's geographic revenue by 2015
- Contributes ~50% of IBM's growth over the Roadmap


Smarter Planet
Growth Markets
Business Analytics
Cloud and Next Generation Data Center

Business Analytics

- Grows to ~$16B business by 2015
- Contributes ~20% of IBM's growth over the Roadmap

Cloud

Grows to ~$7B business by 2015, of which ~$3B is incremental

© 2011 International Business Machines Corporation

IBM Investor Briefing

Growth Initiatives

Over the 2015 Roadmap these four initiatives deliver ~$20B of revenue growth, over two-thirds of IBM's growth


Share Repurchase
Operating Leverage
Revenue Growth ~$3.05
$11.67
2015 Operating EPS


~$30B
~$17B
~$7B
~$6B
~$3B
~$50B
11-12% CAGR
Smarter Planet
Growth Markets
Business Analytics
Cloud and Next Generation Data Center
2010 Revenue from Key Initiatives
Growth Markets
Smarter Planet
Business Analytics
Cloud Computing
2015 Revenue from Key Initiatives

© 2011 International Business Machines Corporation

IBM Investor Briefing

Growth Markets

IBM


Share Repurchase
Operating Leverage
Revenue Growth ~$3.05
$11.67
2015 Operating EPS

Differentiated investment strategy between Growth and Major Markets

*Growth Markets vs. Major Markets 2006 – 2010 CAGR**


15%
10%
1%
(0%)
Revenue
Sales and Marketing Expense
Major Markets
Growth Markets

Top 20 Focus Growth Markets

Australia	Poland
Brazil	Russia
Chile	Saudi Arabia
China	Singapore
Czech Republic	South Africa
India	South Korea
Indonesia	Taiwan
Malaysia	Thailand
Mexico	UAE
Philippines	Vietnam

* GAAP metrics

© 2011 International Business Machines Corporation

* Revenue mix percentages exclude divestitures (PCD, Printers) Growth Markets Revenue Growth @ CC By 2015, Growth Markets approaches 30% of IBM geographic revenue $11.67 ~$3.05 Revenue Growth Share Repurchase Operating Leverage 2015 Operating EPS Approaches 4% 5% 1% -1% -4% -8% -7% -1% 1% 5% 11% 14% 10% 6% 4% 1% -1% 2% 8% 9% 13% -2% -6% 13% Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Major Markets Growth Markets 2010 2009 16% 17% 18% 19% 21% 2006 2007 2008 12% 2003 11% 2000 Growth Markets Percentage of IBM Geographic Revenue* 2015 30%

Acquisitions Focus acquisition investments of ~$20B on key growth areas that leverage IBM’s global reach and scale Scalable intellectual property Key to solutions offerings Drive synergies through global distribution Forward Looking Revenue Growth Estimates Forward Looking PTI Margin Estimates 27% 23% 18% 11% PTI Margin Margin excl. amortization of intangibles and acquisition-related charges $11.67 ~$3.05 Revenue Growth Share Repurchase Operating Leverage 2015 Operating EPS -20% 20% 30% 10% 10% 10% 0% 15% 30% 45% Yr1 Yr2 Yr3 Yr4 Yr5 Revenue Yr/Yr% 2% 2% 20% 15% 10% -20% -10% 0% 10% 20% 30% Yr1 Yr2 Yr3 Yr4 Yr5 PTI Margin

Annual Revenue from 2010 Acquisitions (~$6B spend) ~65% 2011-15 ~35% 2010 Annual Operating EPS from 2010 Acquisitions (~$6B spend) ~40% 2011-15 ~60% 2010 Actual Projected Actual Projected 2010 investments position us ahead of pace against the acquisition objectives in the 2015 Roadmap Acquisitions $11.67 ~$3.05 Revenue Growth Share Repurchase Operating Leverage 2015 Operating EPS Roadmap Model ~$11B Roadmap Model ~$0.90 2010 2011 2012 2013 2014 2015 2010 2011 2012 2013 2014 2015

IBM Investor Briefing

Acquisitions


Share Repurchase
Operating Leverage
Revenue Growth ~$3.05
$11.67
2015 Operating EPS

Invested $14B on 25 acquisitions from 2005 in the Business Analytics and Optimization space

Optimized Business Performance

Leverage information to better understand & optimize business performance

Company	Capability	Year
COGNOS	BI & Performance Management	2008
ILOG	Business Rules & Optimization	2008
SPSS	Predictive Analytic Solutions	2009
redpill	Advanced Customer Analytics	2009
NISC	National Security Services	2010
Coremetrics	Advanced Online Web Analytics	2010
unica	On Demand Web Analytics	2010
openpages	Integrated Risk Management	2010
Clarity Systems	Corporate Performance Management	2010

Trusted Information

Establish accurate information for a single version of the truth, managed over time

Company	Capability	Year
SRD	Identity Resolution	2005
Ascential Software	Enterprise Data Integration	2005
dwl	Customer Data Integration	2005
LAS	Name Recognition	2006
unicorn	Metadata Management	2006
DataMirror	Dynamic Data Integration	2007
Initiate	Master Data Management Solutions	2010

Integrated Data & Content Management

Manage data & content over its lifecycle and as part of processes

Company	Capability	Year
iphrase	Search & Content Management	2005
FileNet	Business Process & Content Management	2006
princeton softech	Enterprise Data Management	2007
solid.	Real-Time, In-Memory Data Management	2008
Guardium	Database Monitoring Solutions	2009
Datacap	Data & Document Capture	2010
Netezza	Data Warehouse Appliances	2010
PSS	Information Governance	2010

© 2011 International Business Machines Corporation

Acquisitions have contributed significantly to IBM’s growth in key strategic areas Data Warehouse Appliance Quick time to value, sets up and performs analytics in hours Leadership in Business Analytics platforms Acquisition Highlights 4Q’10 revenue up ~70% Yr/Yr Signed 22 deals > $1M and added 29 new customers since closing $11.67 ~$3.05 Revenue Growth Share Repurchase Operating Leverage 2015 Operating EPS Acquisitions Acquired November 2010 ~470 resources

IBM Investor Briefing

Acquisitions


Share Repurchase
Operating Leverage
Revenue Growth ~$3.05
$11.67

2015 Operating EPS

Acquisitions have contributed significantly to IBM's growth in key strategic areas

NETEZZA

Acquired November 2010
~470 resources

- Data Warehouse Appliance
- Quick time to value, sets up and performs analytics in hours
- Leadership in Business Analytics platforms

Acquisition Highlights

- 4Q'10 revenue up ~70% Yr/Yr
- Signed 22 deals > $1M and added 29 new customers since closing

BLADE Network Technologies – An IBM Company

Acquired October 2010
~400 resources

- Virtualization capabilities for cloud computing and other workload optimized systems
- Leading provider of high performance, low-latency and low-cost Ethernet switches

Acquisition Highlights

- 4Q'10 revenue up 16% Yr/Yr
- Achieved 10 million port shipments milestone in first quarter of acquisition

© 2011 International Business Machines Corporation

IBM Investor Briefing

Acquisitions


Share
Repurchase
Operating
Leverage
Revenue
Growth
~$3.05
$11.67

2015
Operating EPS

Acquisitions have contributed significantly to IBM's growth in key strategic areas

NETEZZA

Acquired November 2010
~470 resources

- Data Warehouse Appliance
- Quick time to value, sets up and performs analytics in hours
- Leadership in Business Analytics platforms

Acquisition Highlights

- 4Q'10 revenue up ~70% Yr/Yr
- Signed 22 deals > $1M and added 29 new customers since closing

BLADE Network Technologies – An IBM Company

Acquired October 2010
~400 resources

- Virtualization capabilities for cloud computing and other workload optimized systems
- Leading provider of high performance, low-latency and low-cost Ethernet switches

Acquisition Highlights

- 4Q'10 revenue up 16% Yr/Yr
- Achieved 10 million port shipments milestone in first quarter of acquisition

Sterling Commerce – An IBM Company / unica / Core Metrics

Acquired Aug. to Oct. 2010
~3,100 combined resources

- Together with WebSphere Commerce, create the foundation of Smarter Commerce strategy
- Recognized leaders in business-to-business commerce and marketing software solutions

Acquisition Highlights

- 4Q'10 revenue up 11% Yr/Yr
- Signed 15 deals > $1M in 4Q'10

These five acquisitions represent over $4B of our 2010 investment

© 2011 International Business Machines Corporation

Acquisitions Research & Development Operating Leverage Hardware Software Services Research IGF Other ~$35B ~$25B ~$20B Next 5 Years Last 5 Years $30B $22B $18B We will continue to focus our investments on higher value businesses Capital Expenditures $11.67 ~$3.05 Revenue Growth ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS 17% 11% 33% 26% 13% 9% 37% 53% 10% 6% 84%

IBM Margin Performance* * Margin metrics at GAAP These investments enable continued margin improvements Operating Leverage Gross Profit Margin Expense to Revenue Pre 2006 – 2010 Pre-Tax Margin Expanded +5 pts $11.67 ~$3.05 Revenue Growth ~$2.50 Share Repurchase Operating Leverage 2015 Operating EPS 41.9% 46.1% 26.3% 27.3% 20% 30% 40% 50% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Over the 2010 Roadmap we expanded our pre-tax income margin by over 5 points Pre-Tax Income Margin 2006 – 2010 * Better / (Worse) margin metrics at GAAP Change in Gross Profit Margin* Change in E/R* Operating Leverage $11.67 ~$3.05 Revenue Growth ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS 19.7% 14.6% 4.2pts 1.0pts 2006 2010

IBM Investor Briefing

Operating Leverage


Share Repurchase
Operating Leverage ~$2.50
Revenue Growth ~$3.05
$11.67
2015 Operating EPS

Our margin expansion has significantly outperformed other technology companies

Change in Pre-Tax Income Margin 2006 – 2010


IBM
EMC
MSFT
ACN
HPQ
DELL
ORCL
CSCO
+5pts
+3pts
+3pts
+2pts
+1pts
(0pts)
(4pts)
(5pts)

Source: Capital IQ, GAAP calendar year basis

© 2011 International Business Machines Corporation

IBM 2010 19.7% S&P 500 Margin Expansion Opportunity GAAP Pre-Tax Income Margin S&P 500 ( March 2011 ) Tech Universe includes 424 worldwide Information Technology companies with market cap >$1.5B (Revenue and PTI Margins based on last 4 quarters reported) Tech Universe 25% of companies in Tech Universe have PTI margins in excess of 23% Source: Capital IQ IBM 2009 18.9% 25% of companies in S&P 500 have PTI margins in excess of 22% Operating Leverage $11.67 ~$3.05 Revenue Growth ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50%

IBM expands margins in 2015 Roadmap through a continuation of our shift to higher value % of Operating Segments Profit* 35% 38% ~13% ~36% ~50% * Sum of operating segment pre-tax income not equal to IBM operating pre-tax income ** Stock-based compensation expense was not recorded at the segment level and excludes Enterprise Investments 27% 16% 38% 45% Operating Leverage $11.67 ~$3.05 Revenue Growth ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS 2000** 2010 2015 Hardware/Financing Services Software

We made significant investments in the Growth Markets, while driving productivity in the Major Markets 2006 – 2010 GAAP Geographic Gross Profit Bridge* Growth Markets Major Markets Revenue Growth Operating Leverage Revenue Growth Operating Leverage $3.2B $3.8B * Sum of geographic gross profit not equal to IBM gross profit Gross Profit Gross Profit Operating Leverage Geographic Geographic $11.67 ~$3.05 Revenue Growth ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS $2.9 $0.3 $1.3 $2.4 $47B $40B 2006 2010

Shared Services End-to-End Process Transformation Integrated Operations Over $6B of Enterprise Productivity savings enabled our investments for growth $1.5 $2.5 $3.0 $4.7 $6.2 +$1.5 +$1.7 +$0.5 +$1.0 Cumulative Enterprise Productivity Savings ($B) Operating Leverage $11.67 ~$3.05 Revenue Growth ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS 2006 2007 2008 2009 2010

Enterprise Productivity savings of $8B over the 2015 Roadmap Operating Leverage Cumulative Enterprise Productivity Savings ($B) Last Five Years ~$6B savings Next Five Years ~$8B savings ~40% of gross savings taken to bottom-line $11.67 ~$3.05 Revenue Growth ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS Shared Services End-to-End Process Transformation Integrated Operations 2006 2007 2008 2009 2010 2011e 2012e 2013e 2014e 2015e

Cash Generation and Usage Last 5 Years Free Cash Flow* $B $69B Primary Uses of Cash $B $11.67 ~$3.05 Revenue Growth ~2.80 ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS Share Repurchase Dividends Acquisitions Capital * Excluding GF Receivables $0 $5 $10 $15 $20 $25 2006 2007 2008 2009 2010 $12 $18 $22 $60

* Excluding GF Receivables Acquisitions Capital Share Repurchase Next 5 Years $B ~$100B Dividends $B Last 5 Years $B $69B Cash Generation and Usage Free Cash Flow* Primary Uses of Cash $11.67 ~$3.05 Revenue Growth ~2.80 ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS Share Repurchase Dividends Acquisitions Capital $12 $18 $22 $60 ~$25 ~$50 ~$20 ~$20 $0 $5 $10 $15 $20 $25 2006 2007 2008 2009 2010 2011e 2012e 2013e 2014e 2015e

$11.67 ~$3.05 Revenue Growth IBM Model supports the Roadmap base and provides opportunity for upside At Least $20 Full execution on business unit objectives Full benefit of $8B in Enterprise Productivity savings to the bottom line Cash generation and capital structure +1 to 2% Additional Revenue Growth +$5B Profit +$40B Financial Flexibility 2015 Roadmap ~2.80 ~$2.50 Operating Leverage Share Repurchase 2015 Operating EPS

IBM Investor Briefing

2015 Roadmap

IBM

Last 10 Years	*Next 5 Years*
Nearly tripled our EPS	Nearly double our EPS
~$109B of free cash flow	~$100B of free cash flow
~$107B of capital returned to shareholders	~$70B of capital returned to shareholders
~$32B investment on acquisitions	~$20B investment on acquisitions
Tripled software profit	Nearly double software profit
Growth Markets from 11% to 21% of geographic revenue*	Growth Markets approaching 30% of geographic revenue

** Revenue mix percentages exclude divestitures (PCD, Printers)*

© 2011 International Business Machines Corporation

Hardware / Financing Services Software Sum of external segment pre-tax income not equal to IBM pre-tax income * Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related charges 2000 & 2001 segments not restated for stock based compensation Operating PTI / EPS * Segment Operating PTI Operating EPS At Least $20 At Least $13 Software contributes about half of our segment profit Growth initiatives deliver $20B in revenue growth Growth markets revenue approaches 30% of IBM’s total Enterprise productivity delivers $8B in gross savings IBM generates $100B in free cash flow, returning 70% to shareholders 2015 Roadmap 2015 Roadmap '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11e '12e '13e '14e '15e

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

[LOGO]

Sales and Distribution: Smarter Planet Ginni Rometty Senior Vice President and Group Executive, Sales, Marketing and Strategy

IBM Investor Briefing

Growth Initiatives

Our four growth initiatives deliver ~$20B of revenue growth over the 2015 Roadmap


~$30B
~$17B
~$7B
~$6B
~$3B
~$50B
11-12% CGR
Smarter Planet
Growth Markets
Business Analytics
Cloud
2010 Revenue from Key Initiatives
Growth Markets
Smarter Planet
Business Analytics
Cloud Computing
2015 Revenue from Key Initiatives

© 2011 International Business Machines Corporation

More than 800 Total Client References to Date Approximately 400 Client References – 20% Growth YTY $3B Revenue – Double-Digit Growth More Than 6000 Successful Engagements 2010 Smarter Planet Progress "IBM has successfully participated in many Smarter-Planet-oriented transformations for customers during the past year; positive results were harvested by the vendor as the initiative gained momentum it moves the conversation with customers from product-specific discussions to broader and longer-term concepts - less directly comparable to IBM competitors' more-concrete and narrow offerings." -- Gartner, November 2010

Instrument to Manage Smarter Planet – How Clients Engage

Instrument to Manage – Sacramento Area Sewer District 400,000 Sensors Monitor Sewer System in Real-Time Accurately Assess Sewer Pipe Conditions Shift from Reactive to Preventative Maintenance Improve Reliability and Lifespan of Assets Regulatory Reporting Resources Reduced 60% Key IBM Capabilities IBM Maximo Software Monitors 98 Pump Stations, 3000 Miles of Sewer Lines Analytics Dashboards Integrate Maps, Sensor Data, Sewer Pipe Video photos

Instrument to Manage Integrate to Innovate Smarter Planet – How Clients Engage

Integrate to Innovate – China Telecom Integrating Social Media to Launch New Services Understand Real-Time Demand Analyze Employee, Consumer and Partner Insight to Envision New Services SPDE Platform Enables Rapid Launch Key IBM Capabilities Cloud-based Lotus Connections IBM Idea Factory for Telco IBM Industry Framework: Service Provider Delivery Environment photos “The IBM solution enables us to deliver exciting products to the marketplace at a faster pace than ever before.” —Niu Gang Associate Director, Shanghai Research Institute, China Telecommunications

Instrument to Manage Optimize to Transform Integrate to Innovate Smarter Planet – How Clients Engage

Optimize to Transform – Singapore Land Transit Authority Making Public Transportation Appealing 1.6M New Bus Riders / 3M New Train Riders Per Day Integrated Fare System Manages 20M Payments Per Day Reduced Congestion and Environmental Impact Key IBM Capabilities IBM Research Traffic Analytics IBM Bus Arrival Predictor IBM Intelligent Transport Solutions IBM Cloud Labs photos

Healthcare Oil and Gas Energy & Utilities Transportation Telecommunications Retail Banking Government Electronics Smarter Planet Focus Industry Electronic Medical Records Smart Sensoring Smart Meters Service Innovation RFID Tagging Core Banking Digital Surveillance Track and Trace Asset Instrumentation Instrument to Manage Collaborative Care Oilfield Modeling Intelligent Utility Network Congestion Management New Services Smarter Commerce Market Expansion Crime Prediction and Prevention Supply Chain Optimization Optimize to Transform Health Information Exchange Integrated Oilfield Management Integrated Asset Management Carrier-grade Platform Integrated Demand/Supply Systems Single View of the Customer Crime Information Warehouse Product Design Collaboration Integrated Fare Management Integrate to Innovate Smarter Planet – How Clients Engage Priority Industries Growing Faster Than The Market

Smarter Planet -- Hot Industry Solutions 1,330 Healthcare Oil and Gas Energy & Utilities Transportation Telecommunications Retail Banking Electronics Health Information Exchange Intelligent Oilfield Intelligent Utility Network Services Innovation Retail Analytics Payments Optimization Smart Products Intelligent Transportation Smarter Planet Offering 100% 31% 69% 200% 43% 30% 100% 57% Increase in Engagements

IBM Investor Briefing

Smarter Planet ROI in the Healthcare Industry

Potential Annual Economic Benefits of Optimizing for Collaborative Care

Representative 800-bed Academic Medical Center

- OECD Countries Spend 9% of GDP on Healthcare
- Estimated $475B Wasted in US Healthcare System
- Healthcare Spending in India and China to Double by 2015


$19M
$21M
$13M
$16M
$12M
$81M
Watson
Electronic Medical Records
Portals
Health Information Exchange
Analytics
Advanced Clinical Decision Support
Potential Economic Benefit
Instrument to Manage
Integrate to Innovate
Optimize to Transform

Source: IBM Applied Insights. The potential benefits above are modeled using publicly and privately available data. These potential benefits reflect a relative result based on a specific set of data and assumptions. Therefore, potential benefits will vary by enterprise and are not guaranteed.

© 2011 International Business Machines Corporation

Client Value Industry Thought Leadership/Business Consulting Cloud Computing R&D Workload Optimized Systems Analytics Coalition/ Standards Industry Frameworks/ Software Initiate Deployments Double YTY More than 500 Healthcare Analytics Specialists Watson $100M Evidence-Based Medicine Collaborative Cloud EHR Services, Medical Image Cloud Patient-Centered Primary Care Collaborative 8,000 Healthcare Industry Experts, including 60 MD’s What Distinguishes IBM in Healthcare

Cities as an Integration Point for Smarter Planet Public Safety Government Administration Education Healthcare Transportation Energy & Utilities Social Services By 2050, Urban Population = 70% 97 of 100 Fastest Growing Cities in Growth Markets India to Create 500 New Cities by 2030

IBM Investor Briefing

Smarter Cities Showcase Clients – 2009

Major Markets = 65%

City	Category
Chicago	Public Safety
Madrid	Public Safety
Edmonton	Public Safety
Amsterdam	Transportation
Venice	Transportation
Parma	Transportation
Eindhoven	Transportation
Zurich	Transportation
Stockholm	Transportation
London	Transportation
Corpus Christi	Water
Dubuque	Water
Brescia	Energy
Austin	Energy
Houston	Energy
Dallas	Energy
Copenhagen	Energy
Dublin	Energy
Toronto	Healthcare
Chapel Hill	Healthcare
Boston	Healthcare
Pike County	Education
Washington D.C.	Transportation, Water
Albuquerque	Water, Public Safety
New York	Public Safety, Transportation

Growth Markets = 35%

City	Category
Incheon	Public Safety
Wellington	Transportation
Taiwan	Transportation
Queensland	Transportation
Prague	Transportation
Singapore	Transportation
Guangzhou	Transportation
Shenyang	Energy
Sao Francisco	Energy
Guandong	Healthcare
Melbourne	Healthcare
Bangkok	Healthcare
Merida	Healthcare
Malta	Energy, Water

Public Safety · Water · Healthcare · Transportation · Energy · Education

IBM Investor Briefing

Smarter Cities Showcase Clients – 2010

Major Markets = 51%				Growth Markets = 49%		
Chicago	Eindhoven	Dallas	Pike County	Ho Chi Min City	Guizhou	Wollongong
Madrid	Milan	Copenhagen	Calgary	BH City	Parana	Maribor
Barcelona	Stockholm	Dublin	Rotherham	Incheon	Mumbai	Santiago
Manitoba	London	Brittany	Paris	Chongqing	Sao Francisco	Pakistan
Toronto	Nettuno	Toronto	Clark County	Sichuan	Shanghai	Nairobi
Edmonton	Corpus Christi	Chapel Hill	North Dakota	Can Tho	Sao Paolo	Puerto Rico
Madison County	Dubuque	Boston	Alameda	Wellington	Guandong	Pavia
Hessen	Washington D.C.	San Diego	Odense	Taiwan	Melbourne	Lima
Memphis	Sacramento	Pittsburgh	Madrid	Queensland	Tel-Aviv	Jakarta
Richmond	Galway	Ottawa	Tokyo	Prague	Merida	Bolanzo
Westphalia	Brescia	Louisiana	Kingston	Guangzhou	Fischer City	Bangkok
Amsterdam	San Antonio	Valencia	Albuquerque	Singapore	Zagreb	Rio de Janeiro
Venice	San Francisco	Vancouver	Chesapeake	New Dehli	Minhang	Malta
Parma	Austin	Cardiff	New York	Fukuoka	West China	Chaoyang
Helsinki	Houston	Hamburg	Coventry	Shenyang	Yunnan	Beijing
Zurich				Darwin		

Public Safety · Water · Healthcare · Telco

Transportation · Energy · Education · Social Services

More than 2000 Smarter Cities Engagements in 2010 Transportation Energy Public Safety Healthcare Water Education Telco Social Svcs Buildings Govt Svcs By Industry Growth Markets Japan North America Europe By Geography Total = 2133 309 348 101 416 35 154 101 29 74 566 645 153 888 447

Rio de Janeiro – City Crisis Management Center New Center Helps City Monitor and Respond to Emergency Situations Initial Focus - Prevent Deaths from Annual Flooding Expanded to Monitor all Emergency Situations Analyzes Weather, Energy, Transportation, Building, and Water System Data in Real-Time Nationwide Adoption in Advance of Olympics and World Cup Key IBM Capabilities Deep Thunder Weather Modeling IBM Information Management Software IBM Public Safety and Security Solutions photos

Client Value Industry Thought Leadership/Business Consulting Cloud Computing R&D Workload Optimized Systems Analytics Coalition/ Standards Industry Frameworks/ Software IBM Integrated Service Management for Cities Location-based Analytics Integrated City Management Systems Deep Thunder, Traffic Modeling Municipal Shared Services Cloud IBM Green Sigma Coalition 200+ Smarter Cities Events Globally What Distinguishes IBM in Cities Long-term Local Market Presence and Leadership Brazil, 93 years Japan, 76 years China, 32 years India, 19 years Local Ecosystem Development City Infrastructure Partners

Competitively Differentiating – in Strategy and Execution $10B Revenue by 2015 Leveraging Higher Value Capabilities and Assets Smarter Planet

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

[LOGO]

Sales and Distribution: Growth Markets Bruno Di Leo General Manager, Growth Markets

IBM in Growth Markets Latin America Australia / New Zealand ASEAN Greater China Group South Korea Central & Eastern Europe India / South Asia Middle East & Africa

Russia China Vietnam South Korea Philippines Taiwan Brazil Chile Mexico Saudi Arabia South Africa Czech Republic Poland UAE Thailand Indonesia Singapore Malaysia India Australia GM20: investments in markets beyond BRICs Selection Criteria IT Market Size & Growth GDP Size & Growth IT as a % of GDP Macro-economic Environment Business Environment IT Environment Political Environment Human Capital Physical Infrastructure 2010 revenue @ CC BRIC +18% yr/yr GM20 +10% yr/yr

IBM Growth Markets 2010 performance What we told you last year Revenue growth, outpace major markets by at least 8 points Growth faster than the market Increase at least one point per year as a share of total IBM revenue Significant investments that differentiate IBM and beyond BRICs Research Labs in Brazil, Australia – 1st in southern hemisphere China Institute for Electronic Government; China Energy & Utilities Solutions Lab; Natural Resource Solution Centers in Perth, Rio; expanded banking centers in Singapore, Sao Paulo; Business Resiliency Center, Ho Chi Minh; LA Micro-financing Hub, Lima 3 new countries, 42 new branches How we performed in 2010 Revenue growth +11% @ CC, outpaced majors by 10 points Gained market share, 40 countries grew double digits Increased 2 points to 21% of IBM geographic revenue

5 IMF predicts developing countries will account for 50% of the global economy 40% of the world’s population will live in emerging market cities The number of people moving to urban areas every year = 10 New York Cities China will build another 45 airports over the next five years > $1T in infrastructure spending will be invested in Middle East economies Indonesia to spend $155B in infrastructure on toll roads and railways Asia Pacific will handle 68% of global container traffic Source: IMF, UN, Financial Times Growth Markets by 2015: investments in energy, technology, public services and infrastructure

2015 Roadmap Objectives 2010 – 2015 ~ $17B incremental revenue Grow faster than market Outpace Major Markets growth > 8 pts Approach 30% of IBM geographic revenue Drive margin expansion IBM Growth Markets strategies Country / Market Selection Industry Leadership IT Infrastructure Development Market Expansion

2000: Countries with IBM Branches Market Expansion 42 95 Countries with IBM Branches Branch Offices China: 80% IT opportunity outside major cities India: 63% IT opportunity outside major cities 2000

 Market Expansion 2015: Countries with IBM Branches 42 95 53 218 78 451 Countries with IBM Branches Branch Offices ASEAN: 72% IT opportunity outside capital cities Brazil: 6 metro areas outside Sao Paulo, Brasilia, Rio with >$500M IT opportunity each China: 80% IT opportunity outside major cities India: 63% IT opportunity outside major cities 2000 2010 2015

Branch Opening 4 Mar – Hohhot, Inner Mongolia Market Expansion Inner Mongolia one of China’s fastest growing regions with 2010 Regional GDP $177B +15% IBM helping with Hohhot’s Smarter City agenda

http://www-07.ibm.com/in/city/gujarat/ahmedabad/index.html?ca=vbo_map Market Expansion Each branch on the web – Ahmedabad

IT Infrastructure Development Examples of high-end systems and software solutions in support of economic growth Russia Taiwan Ministry of Finance

Mexico securities depository speeds compensation and increases liquidity Russia’s largest water supplier manages budget automation with analytics China Wuxi government cloud computing platform to spur SW innovation Tanzania National Microfinance Bank transforms core banking Vietnam bank chooses z10 Mainframe to better manage risk and growth Australia National Broadband Network IT for core business functions IT Infrastructure Development Examples of high-end systems and software solutions in support of economic growth

Russia Mature Emerging Repeatable Solutions Quality & Sustained Value Asset Creation & Replication New Deal Structures Cross Brand Teams Transformational IT Infrastructure Development Differentiated approach to services marketplace

Pakistan, Ghana: Mobile Data Center field ready capacity for disaster recovery Korea: Desktop management cloud for 300 University Faculty and Researchers Russia, China: Flagship bank “Branch of the Future” to enhance user experience China: First Level IV Data Center with green and energy saving technologies UAE: State-of-the-art IT infrastructure for healthcare provider Singapore: Smart Business Desktop Cloud for consumer electronics maker Brazil: Rio De Janeiro disaster response information management center India, LA: Co-op bank extends micro-financing to deep rural locations IT Infrastructure Development Examples of infrastructure services in support of economic growth

11 of the world’s top 20 banks by market cap are in Growth Markets Double healthcare spending to 2015 World’s largest and smartest electricity grid, world’s largest wind farms China nuclear plants:10 (today) 70 (2020) 150 (2030) 80 - 90% of all natural resource reserves in growth markets China, Russia, India = 3 of the world’s 6 largest rail companies 8B train trips per year China to invest up to $600B in high speed rail through 2015 China Ministry of Rail 4M, India railways 1.6M employees Source: Government reports Industry Leadership Client value through focused industry leadership Banking Healthcare Energy & Utilities Natural Resources Transportation & Rail

Industry Leadership Transportation across Growth Markets Rail IBM core systems handling growing traffic and demand China: high speed rail & ticketing Russia: consolidate data centers Kazakhstan: smarter freight & passenger operations India: manage, analyze, maintain train schedules New Zealand: analytics for rail safety, speed, reliability Airlines IBM innovative leader in online booking, baggage handling, analytics Expanded footprint in clients with new products / servives + 5 logos: Air China, Cathay Pacific, Garuda, Jet Airways, LAN

Industry Leadership IT Infrastructure Development Market Expansion Source: Analyst reports  By 2015... Africa’s overall GDP will likely reach $2T Rising incomes will boost consumption to $1.1T 60 African companies will have revenues >$3B 10 IBM Countries 16 Bharti-Airtel Countries   4 IBM & Bharti-Airtel  Africa: the new growth frontier IBM and Bharti-Airtel

IBM Growth Markets strategies drive margin expansion Leverage IBM global infrastructure New clients, new markets  High-end systems Leverage software acquisitions, increase mix Repeatable services assets  Transformational services deals Repeatable industry solutions Smarter Planet / Smarter Cities Country / Market Selection Industry Leadership IT Infrastructure Development Market Expansion

  2010 – 2015 ~ $17B incremental revenue Grow faster than the market Outpace Major Markets growth > 8 pts Approach 30% IBM geographic revenue Drive margin expansion Delivering growth 2015 Roadmap  Investments that differentiate IBM Significant investments in growth strategies beyond BRICs  Prioritized 20 markets  Expanding beyond major cities  High-end systems   Software solutions  Large services projects  Investing in skills  Leading in Key Industries  Creating new IT markets Market Expansion IT Infrastructure Development Industry Leadership Growth Markets Summary

[LOGO]

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995.  Those statements involve a number of factors that could cause actual results to differ materially.  Additional information concerning these factors is contained in the Company's filings with the SEC.  Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.  Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made.  The Company assumes no obligation to update or revise any forward-looking statements.    These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together.  In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information.  The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311.  The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

[LOGO]

Services Mike Daniels Senior Vice President and Group Executive, Services

IBM Services 2010 roadmap performance exceeded profit targets 2010 Roadmap Performance Highlights: Delivered over $8B of profit in 2010 39% of IBM’s segment profit 13% CAGR over roadmap period Over 50% of revenue growth from Growth Markets Growth markets 18% of Services revenue, grew signings by over 30% @CC in 2010 IBM Services in growth markets grew 1.5x faster than the market from 2006-2010 Services backlog of $142B Outsourcing backlog at $97B; growing over the roadmap period Total Growth Markets backlog up over $5B year to year in 2010 $5.0B $8.1B Total Services Pre-Tax Income: Global Business Services (GBS) and Global Technology Services (GTS) GBS GBS GTS GTS GAAP View 2006 2010

Operational excellence in IBM Services surpassed 2010 objectives 2010 Roadmap Operational Highlights: Portfolio Increased asset / intellectual property (IP) content in solutions Standardization and automation in offering development and go-to-market to scale insights globally Creation of the Business Analytics and Optimization service line Delivery Delivery excellence drove quality service; Service Level Agreement attainment at 99.7%, improving over the roadmap period In GTS, Global Delivery Framework deployed across 60% of delivery population, driving first-year productivity improvement of 12% In GBS, deployed the next generations of Globally Optimized Delivery, driving improved utilization of 10 points ’06-’10 CAGR 14% ’06-’10 CAGR 11% GAAP View GTS Pre-Tax Income ($B) $3.3 $5.6 2006 2010 GBS Pre-Tax Income ($B) $1.7 $2.6 2006 2010

IBM Investor Briefing

IBM Services will continue to lead by pursuing new opportunities presented by monumental shifts in market dynamics and client demands



Growth Markets

Emerging markets, led by China, will continue to drive global IT spending growth, with 2.6x the growth rate of developed markets, contributing over 50% of all new growth[2a]



Mobile Enterprise

By 2013, 80% of businesses will support a workforce using tablets[1a]



Cloud Computing

2011 spending on private IT cloud services is $13B....growth over next four years will exceed public clouds' 26% annual growth[2a]



Sustainability

Data Centers can consume more than 40x the energy of offices they support[1b]



Smart IT

By 2015, information-smart businesses will increase recognized IT spending per head by 60%[1a]



Security

Security and vulnerability management remains robust because the vast majority of these solutions support regulatory and policy compliance needs[2b]



Big Data

'Digital universe' will grow to 1.8ZB in 2011, up 47% from 2010, and rocketing toward over 7ZB by 2015[2a]



Next-generation analytics

80% data growth is unstructured[1b]



Social Business Computing

By 2015, 40% of large enterprises will have a corporate "Facebook," for circulating both business and personal data[1c]

© 2011 International Business Machines Corporation

Sources: 1 – Gartner, 2 - IDC

4

IBM Services is poised to capture growth and attain its 2015 roadmap objectives, building on the success of the 2010 roadmap Foundation for delivering growth to achieve 2015 objectives: Smarter Planet solutions provide tangible value to clients and generate profit for IBM Growth Markets continue to drive ~50% of incremental revenue by 2015 Cloud computing will drive ~$7B IBM revenue by 2015 Business Analytics and Optimization revenue for IBM will grow to ~$16B by 2015 and is fueled by software, services and optimized systems ’10-’15 CAGR 8% - 10% ~ ’10-’15 CAGR 8% - 10% ~ GBS Operating Pre-Tax Income* ($B) GTS Operating Pre-Tax Income* ($B) *Non-GAAP View $2.5 $1.9 $4 2006 2010 2015e $3.4 $5.5 $8 2006 2010 2015e

Smarter Planet offerings bring new value to clients and IBM Assets Deliver New Forms of Value Smarter Planet Offerings Comprised of pre-defined set of assets, including Global Business Services code assets and IP Differentiated industry-specific offerings, based on software industry frameworks and products Supported by assets that accelerate solution development and delivery Smarter Commerce Smarter Refinery Smarter Cities value to clients: More predictable outcomes Faster time to value Higher quality delivery value to IBM: Higher margin Lower risk based on proven assets More predictable time to value

IBM **Investor** Briefing

Growth Market opportunities also play to IBM Services' strengths, including its global footprint, integrated delivery capabilities, and IBM Research

- Expected to account for ~25% of 2015 Services revenue and ~50% of incremental revenue through 2015
- Leveraging industry and infrastructure expertise
- IBM Research labs in the Growth Markets

airtel

Westpac



IBM Australia Research Lab



IBM Brazil Research Lab



IBM China Research Lab



IBM India Research Lab


Central & Eastern Europe
South Korea
Greater China Group
ASEAN
India / South Asia
Latin America
Middle East & Africa
Australia / New Zealand

© 2011 International Business Machines Corporation

7

Cloud is both a transformational IT trend and opens new opportunities for IBM IBM Cloud Strategy & Opportunity Most of the opportunity is enterprise transformation from traditional IT to cloud Cloud also enables new business models – an opportunity in which IBM is investing IBM uniquely positioned with end-to-end capabilities Consulting & Implementation services Leading Hardware, Software & Research Managed Services across workloads Leading industry & process expertise Cloud will be ~$7B in 2015 (~$3B incremental) Infrastructure to business solutions in multiple deployment models Business Services Platform Infrastructure Managed Services Consulting and Implementation Services

IBM is leading the enterprise transformation to cloud Enterprise Cloud adoption presents unique challenges Integration of cloud and traditional IT Migration over time Security and compliance issues Global business process transformation Cloud Implementation in the Enterprise is an Evolution, not a Revolution Traditional IT VIRTUALIZE Increase Utilization STANDARDIZE Operational Efficiency AUTOMATE Flexible delivery & Self Service SHARED RESOURCES Common workload profiles CLOUD Dynamic provisioning for workloads

IBM has unmatched capabilities to help enterprise clients move to cloud IBM’s business from virtualization-capable hardware, software and virtualized service delivery environments $30B For more than 4,000 clients in the IBM Cloud 13B security events managed/day Private Cloud On the IBM Cloud Provisioned for the cloud in less than one hour by IBM software Engaged enterprises to transform to cloud 2K enterprise clients in 2010 5K virtual servers

IBM has built a powerful set of business services in the IBM Cloud Marketers across 4 continents utilize IBM Marketing Operations on demand daily on the IBM Cloud Consumer interactions managed in 2010 on the IBM Cloud Client transactions managed per business day on the IBM Cloud 35K 6B 4.5M North American shipping carriers use the IBM Cloud 9K Supply Chain Retail/ Marketing

Global Technology Services Erich Clementi Senior Vice President, Global Technology Services

IBM Global Technology Services is well positioned to achieve $8B of profit in 2015 by growing revenue with or better than the industry while expanding margins 2015 Roadmap Drivers: Revenue Growth Growth Markets account for ~60% of GTS incremental revenue through 2015 Standardized and automated offering development and go-to-market drive new business and base growth New opportunity from market shifts, like cloud computing Operating Leverage Continued productivity through Global Delivery Framework Standardizing and automating delivery processes improve efficiency, quality, and client satisfaction Enterprise productivity ~$8B $5.5B ’10-’15 CAGR 8% - 10% GTS Operating Pre-Tax Income* ($B) *Non-GAAP View

IBM Investor Briefing

GTS continues to lead and transform the IT Services market

2000-2005 | 2006-2010 | 2011-2015e

Custom

- Primarily custom, one-off engagement model
- Era of "mega-deals" in Strategic Outsourcing
- Established Global Technology Delivery organization
- Global Delivery Center professionals <12%

Standardization

- 35+ years of data center experience; ~8M sq. ft., 430+ data centers
- 700+ clients supported by the Global Delivery Framework; driving 12% productivity improvement in year one
- Defect prevention reduces problem tickets 10%
- Client Quality Metrics Portal offers clients real-time insights
- Global Delivery Center professionals >30%
- GTS Gross Profit up 5 points from 2006 to 2010

Automation and Engineering

- Engineering offering development, go-to-market, and delivery processes
- Scale enterprise cloud capabilities across the spectrum of services
- Accelerate infusion of technologies into offerings
- Dedicate +200 Researchers via Services Innovation Lab
- Global Delivery Center professionals >50%

© 2011 International Business Machines Corporation

14

IBM Investor Briefing

GTS continues to lead and transform the IT Services market

2000-2005

Custom

- Primarily custom, one-off engagement model
- Era of "mega-deals" in Strategic Outsourcing
- Established Global Technology Delivery organization
- Global Delivery Center professionals <12%

2006-2010

Standardization

- 35+ years of data center experience; ~8M sq. ft., 430+ data centers
- 700+ clients supported by the Global Delivery Framework; driving 12% productivity improvement in year one
- Defect prevention reduces problem tickets 10%
- Client Quality Metrics Portal offers clients real-time insights
- Global Delivery Center professionals >30%
- GTS Gross Profit up 5 points from 2006 to 2010

2011-2015e

Automation and Engineering

- Engineering offering development, go-to-market, and delivery processes
- Scale enterprise cloud capabilities across the spectrum of services
- Accelerate infusion of technologies into offerings
- Dedicate +200 Researchers via Services Innovation Lab
- Global Delivery Center professionals >50%

© 2011 International Business Machines Corporation

15

IBM Investor Briefing

GTS continues to lead and transform the IT Services market

2000-2005	2006-2010	2011-2015e
Custom	**Standardization**	**Automation and Engineering**
▪ Primarily custom, one-off engagement model ▪ Era of "mega-deals" in Strategic Outsourcing ▪ Established Global Technology Delivery organization ▪ Global Delivery Center professionals <12%	▪ 35+ years of data center experience; ~8M sq. ft., 430+ data centers ▪ 700+ clients supported by the Global Delivery Framework; driving 12% productivity improvement in year one ▪ Defect prevention reduces problem tickets 10% ▪ Client Quality Metrics Portal offers clients real-time insights ▪ Global Delivery Center professionals >30% ▪ GTS Gross Profit up 5 points from 2006 to 2010	▪ Engineering offering development, go-to-market, and delivery processes ▪ Scale enterprise cloud capabilities across the spectrum of services ▪ Accelerate infusion of technologies into offerings ▪ Dedicate +200 Researchers via Services Innovation Lab ▪ Global Delivery Center professionals >50%

© 2011 International Business Machines Corporation

16

IBM Investor Briefing

Engineering our services approach enhances client value, delivery quality, and price competitiveness, providing new sources of revenue growth

Go To Market

Modernizing the Sales Engagement Process
- Bringing in the best of IBM

Base Growth Initiative
- Expanding innovation partnerships with top 100 SO accounts

Offering

Offering Management & Development
- GTS offering development organization creating scalable, market-leading offerings
- Cloud computing, services management, Information Lifecycle Management

Delivery

Global Delivery Framework
- Improving quality and productivity in services delivery
- In December 2010, SO SLA at 99.7%
- 10% reduction in problem tickets due to proactive defect prevention in 2010

Delivery Technology & Engineering
- ~50 IBM Fellows & Distinguished Engineers
- ~200+ Senior Technical Leaders
- Accelerating automation capabilities

Bank of Ireland

5-Year agreement for IT infrastructure services

Dow

Data center services and expanding with cloud

AA

Enterprise strategic sourcing and HR BTO agreement

© 2011 International Business Machines Corporation

17

GTS capabilities provide clients with choices in addressing market dynamics and their most pressing problems Information Protection Maintenance & Technical Support Server Management Storage Management Big Data Business Continuity & Resiliency Information Protection Integrated Service Management Security Services Security IT Strategy & Design Site & Facilities Services Global Process Services Information Management Middleware Services Global Business Services Next-generation Analytics Sustainability End User Services Mobility Services Service Desk Unified Communications Mobile Enterprise Cloud computing Global Process Services Strategic Outsourcing Smart IT

GTS is leading the transformation of enterprise IT with the most complete set of cloud offerings Business Services Platform Infrastructure Managed Services Consulting & Implementation Services Run Services - Managed Security Services - Information Protection Services - Software and Business Process as a Service Build Services Service Delivery Manager Cloud Service Provider Platform Development & Test Cloud Storage Cloud Desktop Cloud Design Services Infrastructure Strategy and Design Data Center Strategy Networking Strategy Professional Security Services Strategy & Change Services (GBS)

The IBM cloud platform is designed to meet enterprise requirements IBM enterprise cloud platform Integrated Service Management Integrated Security Dedicated or Shared Environments Entire Application Lifecycle: Development through production Broad Set of Workloads Business Services Platform Infrastructure Managed Services Consulting & Implementation Services

A full spectrum of GTS services supports client needs while seamlessly integrating traditional and cloud delivery models for client value Traditional Delivery Cloud Delivery Remote Server Management Project-Based Services Co-Location Managed Services Strategic Outsourcing Global Process Services IBM enterprise cloud platform “Help me with some tasks” “Monitor my servers” “Host my Server” “Manage my Server” “Manage my apps” “Take IT off my hands” “Run my Process”

IBM Business Analytics & Optimization; Global Business Services Frank Kern Senior Vice President, Global Business Services

7% CAGR 6% CAGR 3% CAGR Source: IBM Market Insights (BAO includes Non-IT) $155B $208B 6% CAGR $82B $114B $75B $57B $16B $19B Business Analytics and Optimization drives $11B ~$16B 9% CAGR Significant Opportunity Cross-IBM Revenue Growth

 Why analytics matter CIOs rank analytics as the #1 factor contributing to an organization’s competitiveness. – CIO study 2009 Financial outperformers are 64% more likely to use analytics to evaluate talent supply and demand on an ongoing basis. – CHRO study 2010 Enterprises that apply advanced analytics have 33% more revenue growth and 12X more profit growth. – CFO study 2010 Eight out of ten CEOs expect complexity to increase significantly in the next five years; insight and intelligence is ranked a top 3 priority. – CEO study 2010 Top-performing enterprises use business analytics 5 times more than lower performers. – 2010 joint study, MIT and IBM Institute for Business Value

IBM is making unmatched investments to lead the BAO market Investment Consulting Capability Technology Client Engagement Research 500 analytics patents/year World’s largest math department in private industry $14B for 25 acquisitions since 2005 8 Analytic Solution Centers worldwide 7,800 consultants delivering IBM solutions Over 100,000 training days of education Power7: workload optimized analytic processing Smart Analytics cloud 720 Information Agendas delivered to clients 325 analytics strategy engagements Experts & Expertise 5,500 PhDs 77,000 Masters degrees 69 IBM Fellows 516 Distinguished Engineers 1,000 Researchers dedicated to Services and analytics 200 person Research & Services asset lab 25 Researchers dedicated four years to creating Watson

Optimized Systems Solutions Predictive Analytic Solutions 2009 Advanced Customer Analytics 2009 National Security Services 2010 Advanced Online Web Analytics 2010 Addressing the full breadth of the BAO market category Optimized Business Performance Leverage information to better understand & optimize business performance Trusted Information Establish accurate information for a single version of the truth, managed over time Integrated Data & Content Management Manage data & content over its lifecycle and as part of processes Database Monitoring Solutions 2009 + Exeros Master Data Mgmt Solutions 2010 Data and Document Capture 2010 2010 Integrated Risk Management 2010 On Demand Web Analytics Governance Information 2010 2010 Corporate Performance Management BI & Performance Management 2008 Business Rules Optimization 2008 2010 Real-time, In Memory Data Management 2008 Identity Resolution 2005 Enterprise Data Integration 2005 Customer Data Integration 2005 Name Recognition 2006 Metadata Management 2006 Dynamic Data Integration 2007 Search & Content Management 2005 Business Process & Content Management 2006 Enterprise Data Management 2007

Analytics fuel Smarter Planet solutions and unlock new client possibilities Advertising spend reduced 7% and increased sales and customer loyalty 50% reduction in commute time; estimated productivity savings $5M per day Personalized real-time promotions and improved revenues Customer retention increased 119%; revenue increased 187% Analytics reduced worldwide parts inventory by 10% Analytics inform the redesign of technical sensing capabilities Analytics-driven organizations understand, predict, and act to optimize business outcomes AssurSolnlogo.jpg

Retail Banking and Financial Markets Healthcare Government Providing automated and intelligent investment advisory services for the masses of newly prosperous citizens in emerging and mature markets. Allowing retailers to both "hear" the global conversation about their products, services and brands, and then determine the right answer to questions like: "What is our next best action with Jane Smith?" Creating a massively intelligent physician’s assistant that compares the symptoms of an individual patient with millions of related case histories to suggest the most accurate diagnoses. Enabling agencies of all kinds to immediately answer citizens' questions on myriad issues, from zoning regulations to licensing requirements or eligibility for specific services. After Watson: What is . . . Our clients’ greatest possibility?

The GBS model combines revenue growth with margin expansion Revenue Growth At or above market Aligned to IBM’s growth initiatives Represents over 60% of growth Differentiated cross-IBM solutions Asset-enabled revenue Growing to >50% Margin Expansion Enabled by asset deployment Globally Optimized Delivery Differentiated Solutions Operational Excellence 2015 Roadmap Drivers GBS Operating Pre-Tax Income* ($B) ’10–’15 CAGR 8% - 10% *Non-GAAP view $2.5 ~$4.0 2010 2015e

Fraud and Abuse Management Tax Audit & Compliance System Corporate Brand & Reputation Analysis Dynamic Inventory Optimization Merger & Acquisition Accelerator Advanced Customer Insight Assets drive client value Merger & Acquisition Accelerator Major U.S. exchange carrier $50M in annual capital spending synergies $1M GBS contract led to $20M in 2011 pipeline 20 client engagements and growing Asset content drives revenue growth, client value, business outcomes Fraud and Abuse Management 25 signings in 2010 70 total client projects Healthcare, Insurance, Tax Collection Expanding to property & casualty insurance, insider security threat detection Solutions enabled with Assets drive 2+ points higher margin

IBM Investor Briefing

Asset content drives productivity, operational excellence, margin

Assets drive operational excellence

- Application Assembly Optimization
- Application Development Implementation
- ERP Solution Workbench
- Optimatch
- Delivery Excellence Predictive Analytics
- Test Planning Optimization Workbench

Margin Expansion

- Eliminated 20K hours in procurement system overhaul for major global retailer
- Delivered $1M profit to IBM
- 50 engagements

Delivery Excellence

- Predictive analytics applied to 23K projects
- Flagged 8K projects with "green light" evaluations
- 1K projects added to "watch list" for management attention/pre-emptive action
- Contributed to overall $130M delivery excellence improvement in 2010

© 2011 International Business Machines Corporation

31

IBM Investor Briefing

Fifth generation Globally Optimized Services delivery

- Application Assembly Optimization
- Standardized global solution creation and asset deployment
- LEAN process methodology
- Business Analytics
- Process and technology innovation
- 12 Global Centers of Competence
- Global Services Integration Hubs

Application Assembly Optimization

- Tools and methods developed with Research for application productivity
- Deployed to all GBS strategic global delivery centers
- 15-20% productivity improvement in service delivery

LEAN Methodology

- Method for process improvement and productivity output
- Trained practitioners 2010 – 15%; 2011 – 25%; 2015 -- >50%

Global Centers of Competence

- Global consistency in solutions, proposals, asset deployment
- Increased win rates, delivery quality, profit
- Contributed significantly to GBS and IBM signings

© 2011 International Business Machines Corporation

32

IBM Services has unmatched competitive advantages IBM Services is uniquely positioned to resolve clients' most pressing problems and realize their greatest possibilities, today and in the future Superior value of IBM's end-to-end portfolio -- Research, Software, Systems and Services Thousands of Smarter Planet engagements provide the most informed industry points of view Unparalleled abilities to assemble and integrate business analytics into industry frameworks Leadership in enterprise cloud computing Unequalled global delivery and go-to-market capabilities in developed and growth markets

[LOGO]

Sources for Chart 4: IBM Services will continue to lead by pursuing new opportunities presented by monumental shifts in market dynamics and client demands Gartner Sources 1a: Gartner Research Note: Gartner's Top Predictions for IT Organizations and Users, 2011 and Beyond: IT's Growing Transparency, Brian Gammage, Daryl C. Plummer et al. ID Number: G00208367, Nov 2010. 1b: Gartner Symposium: Infrastructure & Operations: Top 10 Trends to Watch, David Cappuccio, SYM20_117, Oct 2010. 1c: Gartner Research Note: Predicts 2011: When Social and Business Processes Collide, David Mario Smith, Nikos Drakos et al, ID Number G00209204, Nov 2010. IDC Source 2a: IDC, “IDC Predictions: Welcome to the New Mainstream” Doc #225878, Dec 2010. 2b: IDC, “Market Analysis Worldwide IT Security Products 2011-2014 Forecast and 2009 Vendor Shares: Comprehensive Security Product Review” Doc #226923, Feb 2011.

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

[LOGO]

Integrated Systems The Value of Integrated Software and Hardware Steve Mills Senior Vice President and Group Executive, Software and Systems

IBM Investor Briefing

2010 Roadmap Performance: *Total Software and Systems*


Software and Systems
Pre-Tax Income
$7.2B
Systems
Software
2006
$10.7B
Systems
Software
2010
8 pts
of Margin
Expansion
'06–'10
CGR
10%
GAAP View

Profit Performance

- Double-digit average annual growth
- Margin expansion of 8 points
- Contributed ~½ of IBM's segment PTI growth

Key Investments and Shifts

- Enhanced delivery capabilities and shifted technology investments toward higher growth areas, in support of 2015 game plan
  - ✓ Growth Markets
  - ✓ Integrated Systems
  - ✓ Cloud
  - ✓ Business Analytics & Optimization
  - ✓ Smarter Planet
  - ✓ Acquisitions

© 2011 International Business Machines Corporation

GAAP View 2010 Roadmap Performance: Software Performance 21% Margin 2000** 27% Margin 2006 2010 6 pts 36% Margin 9 pts $2.8B $5.5B $9.1B Pre-Tax Income 2000 2006 2010 + $5.6B $12.6B $18.2B Revenue $22.5B + $4.3B ’06–’10 CGR 13% ’00–’06 CGR 6% * Source: IBM Market Insights ’00–’06 CGR 12% ’06–’10 CGR 5% **Excludes Stock Based Compensation Expense A Decade of Growth Grew revenue 1.8X and profit 3.3X expanding pre-tax margin 15 points #1 Middleware Market Leader* Key Branded Middleware increased from 38% to 62% of Software revenues Acquired 70+ companies Increased number of development labs globally from 15 to 43 2010 Roadmap Performance Segment PTI 13% CGR to $9B in 2010 9 points of PTI Margin expansion Launched high growth initiatives Smarter Planet solutions Business Analytics & Optimization

2015 Roadmap: Software Segment Software will Grow Operating Profit by $8B +1.4X Strategic Acquisitions Base Revenue Growth 2015e 2010 Operating Leverage Proven track record of profit growth Continued investments in high-growth areas Software positioned to contribute ~50% of IBM’s segment profit by 2015 2000 2006 2010 $2.6B $5.7B $9.5B Operating Pre-tax Income 2015e ~$17B Non GAAP View +1.6X ’06–’10 CGR 13% ’00–’06 CGR 14% ’10–’15 CGR 12-15% +2.2X +1.8X

Different Workloads Have Different Characteristics BUSINESS INTELLIGENCE AND ANALYTICS TRANSACTION PROCESSING AND DATABASE BUSINESS PROCESS MANAGEMENT Fewer users Complex queries Multiple data sources Large data warehouse Thousands of online users Large transactional databases 24x7 operation Unite content, people and process flows Orchestrate multiple services Empower business users

Optimize Workloads Volume, Velocity and Variety of Information Drives the Requirements of Diverse Workloads Understand workload characteristics Purpose built Workload optimized system design (hardware & software) Best fit approach Workload Attributes System Requirements Optimal System Design 1. Drive 2. Impact 3. Optimize

IBM Investor Briefing

Optimized Systems


Optimized by Design
Packaged Solutions
Appliances
Capability
DB2
WebSphere
Power
IBM DB2 & WebSphere on IBM POWER System
IBM Smart Analytics System 7600
IBM Netezza TwinFin
IBM WebSphere Datapower XC10 Appliance
Flexible
Focused

Install Time	Days → Weeks	Days	Hours
Technical Skills Required	Deep Product and Performance Tuning Knowledge	Basic Product Knowledge	Little or No Product Knowledge

© 2011 International Business Machines Corporation

Anatomy of an Optimized System: Power7 Example 2x transistor density 28% transistor speed 4x array density 45nm SOI Semiconductor Technology

Anatomy of an Optimized System: Power7 Example Balanced design: Power, Speed, Cost Integrated L3 cache Extensive RAS 4x cores, 8x threads 8x FLOPs/chip Up to 7x performance per chip in real applications 45nm SOI Semiconductor Technology Power7 Microprocessor Design

Anatomy of an Optimized System: Power7 Example 99.997% uptime Designed for 90%+ utilization 45nm SOI Semiconductor Technology Power7 Microprocessor Design Power Systems Design Modular, rack-opt and scalable systems High bandwidth memory Enterprise Reliability, Serviceability and Availability (RAS) IBM Power 7 Family of Servers

IBM Investor Briefing

Anatomy of an Optimized System: *Power7 Example*

- Hardware-based virtualization
- Memory expansion
- EnergyScale technology
- Dynamic thread and memory optimization
- Memory affinity


45nm SOI Semiconductor Technology
Power7 Microprocessor Design
Power Systems Design
Virtualization & Operating Systems

- +10 - 15% single thread boosted performance
- +10% on OLTP due to affinity option
- Up to 2x effective memory expansion
- 40 - 110% nominal frequency scaling

© 2011 International Business Machines Corporation

Anatomy of an Optimized System: Power7 Example Custom Power7 optimization Non-Uniform Memory Access (NUMA) aware memory management Up to +50% serial performance +10 - 15% OLTP and ERP +18 - 50% on HPC applications +15 - 25% on 64-bit Java 9 - 10x on RSA crypto 45nm SOI Semiconductor Technology Power7 Microprocessor Design Power Systems Design Virtualization & Operating Systems XL Compilers & IBM Java Virtual Machine

IBM Investor Briefing

Anatomy of an Optimized System: *Power7 Example*

WebSphere
Information Management
Tivoli
Lotus.
Cognos.

- Threading and memory management
- Clustered memory and lock management

45nm SOI Semiconductor Technology → Power7 Microprocessor Design → Power Systems Design → Virtualization & Operating Systems → XL Compilers & IBM Java Virtual Machine → IBM Optimized Middleware

Results

- IBM Power Systems have recorded more than 100 industry-leading performance benchmarks
- Average 5x throughput increase on 2x circuit density

- +85% WebSphere scale-up performance
- Up to 6x parallelism in WebSphere
- Protection keys enable fast and reliable user code
- DB2 pureScale scales out nearly linearly

© 2011 International Business Machines Corporation

IBM Smart Analytics System Better Performance at Lower Cost 240% More complex reports per hour 41% More intermediate reports per hour 17% Lower Total Cost of Acquisition (TCA) 0.75 0.22 33.5 23.75 $1,744,250 $2,120,900 Complex Reports per Hour 2TB (Higher is better) Immediate Reports per Hour 2TB (Higher is better) Cost – 3 year TCA System List Price IBM Smart Analytics System 5600 Competitor

 IBM Netezza TwinFin™ Data Warehouse Appliance For Faster Installation and Operation Dedicated High Performance Disk Storage Blades With Custom FPGA Accelerators Workload optimized for high performance analytics Deeply integrated hardware, software and storage to greatly simplify and accelerate deployment Appliance simplicity Focused appliance ideal for departmental data warehouse solutions and for satellite data marts Installs in hours Requires no tuning and minimal administration Petascale data capacity

IBM Investor Briefing

IBM Workload Optimized Solution Examples

Data Management


DB2.
WebSphere.
Power

IBM DB2 & WebSphere on IBM Power System



IBM Smart Analytics System 7600
Business Analytics



IBM Netezza TwinFin
Data Warehouse

Infrastructure



IBM WebSphere DataPower Family
SOA Appliances

Application Development


Rational
Power

IBM Rational Power Appliance for AIX
Appl Development Solution

Security



IBM Proventia Family
Security Appliances

Cloud



IBM Cloudburst
Private Cloud



WebSphere Cloudburst Appliance
WebSphere App Server



WebSphere DataPower Cast Iron XH40
Cloud Integration

© 2011 International Business Machines Corporation

IBM **Investor** Briefing


PLANSEE

Boosts performance of its SAP ERP system by 20% and reduces database storage costs by 50% when Plansee migrated its SAP data to IBM DB2 for AIX running on IBM Power Systems


DB2.

IBM DB2 on IBM Power System


Dillard's

Enabled a shift for merchandisers from performing low-value activities, such as data gathering, to higher-value analysis of product placement, performance and customer preference

"… it's a 1-hour process instead of two days." … Dillard's analyst



IBM Smart Analytics System


eHarmony

"Within 24 hours we were up and running. I'm not exaggerating, it was that easy" … eHarmony IT executive



IBM Netezza


Sprint

Sprint estimates that it ***saved between 300 and 500 percent*** over the cost of a server-based software solution.



WebSphere DataPower Integration Appliance XI50

© 2011 International Business Machines Corporation

Smarter Computing Use of hardware and software technologies to increase operational efficiencies and optimize workload performance while reducing Total Cost of Ownership Doing More for Less

Middleware Transforming Computing Robert LeBlanc Senior Vice President, Middleware Software

IBM Delivers Software that Provides Clients the Capabilities Required to Transform Their Industries IBM Software Capabilities Connect & Collaborate Business Integration & Optimization Product & Service Innovation Operations Effectiveness & Efficiency Risk, Security & Compliance Information into Insights s Delivered through our Middleware

IBM Software Middleware Market Leader $78B $127B #1 IBM #1 IBM Profit more than tripled since 2000 $29B R&D, $20B+ Acquisitions (2000-2010) 43 Labs, 35K Developers 20K+ Software Patents since 2000 17K Business Partner organizations Systems Level Thinking “Big Data” analytics Information Integration Cloud Computing Integrated optimized systems InfoSphere BigInsights Continuing Growth & Investment 2000 2010 Branded Middleware IBM Software Revenue 2000 2010 Middleware Marketshare New Opportunities $22.5B $12.6B

Virtualized Standardized Automated End-to-end capabilities Public Hybrid Private Business Services Platform Infrastructure Managed Services Consulting and Implementation Services Collaborative business process design Real-time analytics Pre-configured workload patterns Automated application virtualization Automated Service Provisioning & Management Security across data centers Dynamic elasticity Client Engagements >2K successful cloud engagements in 2010 50% of Fortune 10 and Fortune 50 working with IBM on private clouds >80% of Fortune 500 companies using IBM cloud capabilities Managing >1M virtual machines worldwide >18M SaaS users Continuing Leadership Recognized as cloud computing leader by analysts 11 Cloud Labs worldwide >200 IBM researchers working on cloud security and privacy Software-Enabled Cloud Computing

Clients are Realizing the Value from Cloud Computing Connecting & Empowering People 120 hours per year, per employee productivity gains Transforming the Data Center By reducing 18 data centers to 3, achieved end-to-end lifecycle management, reduced cost and risk, and improved time-to-market Collaborative Business Process Design 90% reduction in customer complaints Cost savings of $2.2M Transforming Customers’ Business Models AT&T Cloud platform supports network-resident applications and services Integrated orchestration across IT and VPN provides business-class cloud services IBM Cloud Service Provider Platform IBM BPM BlueWorksLive IBM LotusLive IBM Tivoli Service Automation Manager

IBM Investor Briefing

Turning Information Into Insights

Business Analytics & Optimization
- Business intelligence
- Advanced analytics
- Financial performance management

$28B 2015 Opportunity
Growth: +7% CAGR

Information Integration & Governance

$18B 2015 Opportunity
Growth: +8% CAGR

Database Software
- Structured information

$21B 2015 Opportunity
Growth: +2% CAGR

Content Management
- Unstructured information

$8B 2015 Opportunity
Growth: +6% CAGR

Business Momentum
- $14B in IBM Business Analytics & Optimization acquisitions since 2005
- 5K Information Server installations
- >38K professionals gained recognized skills across IM and BAO in 2010
- >1K Information Agenda client workshops (2009-2010)

Leadership
- Leader in 15 key analyst comparisons across IM, ECM and BAO
- Watson leverages DB2, Content Analytics and Information Integration capabilities

Competitive Edge
- >1K Oracle Database customers chose DB2 instead in 2010
- Netezza selected 84% of the time over competition based on Proof of Concept

© 2011 International Business Machines Corporation

Source: 1H11 Market Insights CAGR 2010-15

Clients are Turning Information into Insights One of the biggest insurance companies in the China Established 1996 Life, pension, health 3.5M customers 120 branch offices Siloed Information Disparate applications Many departments Information in different formats Before After Single view of trusted data 360-degree view of customers Real-time reporting New applications deployed faster First insurance company in China to achieve nationwide integration 10 employees Several weeks

IBM **Investor** Briefing

IBM

$10M-$20M Annual Savings from Cost Reduction, Fraud Prevention, New Revenue, Service Improvement

Alameda County
Social Services Agency

Oakland, California-based agency

Serves 1.5M citizens, handling 200k requests daily

Promoting the social and economic well-being of their citizens

Real-time view of the business

Cognos

- Saved $7M in first year & more to come
- Real time instead of days for reporting

Business Analytics & Optimization

Single View of the Customer

InfoSphere

- Saved $11M in first year & more to come
- Eliminated 14K cases of double billing
- 600+ multiple customer instances
- 22K instances wrong service delivery to customer

Information Integration & Governance

Structured Information

Efficient Data Infrastructure

DB2

- $340K annual savings
- 12% lower environmental costs

Unstructured Information

Improved Customer Service

FileNet, DataCap

- $3M annual savings
- ~50% increase in productivity

© 2011 International Business Machines Corporation

Software Solutions Capturing the Growth Mike Rhodin Senior Vice President, Software Solutions

Why analytics matters Finance organizations with business insight All other enterprises > 12x more Profit Growth 33% more Revenue Growth 32% more Return on Invested Capital 12.5% 9.4% 7.3% 0.6% 11.9% 9.0% Business analytics is the key to enabling our clients to turn oceans of data into predictive models and actionable decisions Business Analytics and Optimization Source: IBM Global Business Services, The Global CFO Study 2010 1H11 IBM Market Insights $75B software opportunity in 2015

Smarter Commerce is a smarter way for companies to buy, sell, and market their products, by integrating operations and enhancing interactions through community, collaboration, process, and analytics - all within an industry context. 85% of CEOs want to gain more visibility into their businesses – IBM CEO Study 2010 57% of CEOs want to better understand customer needs – IBM CHRO Study 2010 Why Smarter Commerce matters Smarter Commerce $20B commerce software opportunity in 2015 Source: 1H11 IBM Market Insights

Industry Solutions enable us to focus on making our clients successful in their own industries, and has allowed us to identify new opportunities, new buyers, and new markets Memphis Police Department Reduced city crime rate by 27% over 4 years Infinity Property & Casualty Corporation Achieved a 400% return in just three months Sun World International Decreased water usage by 8.5% since 2006, and reduced fuel usage by 20% Why Industry Solutions matter Industry Solutions Growing almost 2X traditional middleware market Source: 1H11 IBM Market Insights

Growing almost 2X middleware market Industry Solutions Industry Solutions enable us to focus on making our clients successful in their own industries, and has allowed us to identify new opportunities, new buyers, and new markets Smarter Commerce Smarter Commerce is a smarter way for companies to buy, sell, and market their products, by integrating operations and enhancing interactions through community, collaboration, process, and analytics - all within an industry context. Business Analytics & Optimization Business analytics is the key to enabling our clients to turn oceans of data into predictive models and actionable decisions. New Markets, New Solution Spaces $75B software opportunity $20B commerce software opportunity Source: 1H11 IBM Market Insights

Systems and Technology Continued Innovation Rod Adkins Senior Vice President, Systems and Technology Group

IBM Investor Briefing

2010 Roadmap Performance: *Systems and Technology*

FY 2010 – Turnaround Year for STG
Revenue Trend 1Q09 to 4Q10 YTY


30%
20%
10%
0%
-10%
-20%
-30%
-23%
-26%
-12%
-4%
5%
3%
10%
21%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

Pre-Tax Income


7.5%
9.6%
7.7%
8.3%
8.4%
$1.7
$2.2
$1.6
$1.4
$1.6
2006
2007
2008
2009
2010
PTI $
PTI Margin

2010 Roadmap Performance Highlights

- IBM revenue share*:
  - System z: +2.6 pts since 2008; +5.9 pts in 2010
  - UNIX: +13.5 pts since 2006; +9.4 pts since 2008
  - x86: +2.1 pts since 2008
  - External disk: +.6 pt since 2008
- Improved competitiveness and enhanced business execution

*Sources: IDC WW Quarterly Server Tracker (02/28/11); IDC WW Quarterly Disk Storage Tracker (03/03/11)

IBM Investor Briefing

2010 Highlights

Overall Strong Results: 11% Revenue Growth, 12% PTI Growth

System z
- Revenue grew 16%, MIPS grew 22%
- Gained 61 new accounts

Power Systems
- 5.1 pts revenue share gain*
- Nearly 1,200 competitive takeouts, generating almost $1B

Storage
- 975 new clients with XIV
- Continued to enhance data efficiency portfolio

System x
- Revenue grew 27%, 5th consecutive quarter of double-digit growth
- Expanded margin 3 pts

Microelectronics
- OEM revenue up 25% from networking, wireless communications, game consoles

Retail Store Solutions
- Revenue grew 22% extending leadership in point of sales

Systems Software
- Strong growth in virtualization and systems management

Systems Networking
- Strong core networking relationships
- Blade Network Technologies acquisition for data center integration

© 2011 International Business Machines Corporation

*Source: IDC WW Quarterly Server Tracker (02/28/11)

Systems are designed Data is analyzed and managed IT is delivered and consumed Our Systems Environment IT infrastructure has reached a new inflection point New business requirements and economic pressures are driving the need for continued innovation and changes in the way: Workload optimized Fully virtualized Trusted and highly secure Efficiency and insights Pre-integrated Cloud

INVEST Smarter Computing Growth Markets Analytics Cloud Smarter Planet TRANSFORM Go-To-Market Supply Chain Optimization Technology Innovation Workload Optimized Systems Information Management Service Delivery DELIVER Systems and Technology Group Strategy Deliver operating pre-tax income long-term growth model: 6% to 8% MARGIN EXPANSION REVENUE GROWTH

IBM Investor Briefing

IBM's Differentiation: Systems Stack Integration and Optimization


Servers
Applications
IBM Middleware
IBM Tivoli and Systems Director
VM Control
Energy Manager
Operating Systems
zOS, zLinux, AIX, i
Linux, Windows
Hypervisors
zVM, PowerVM
VMWare, KVM, Hyper-V, Xen
IBM Server Architectures
z, Power, eX5
Processors
IBMz, Power
x86
Storage
Applications
IBM Middleware
Database
Content
Files
Tivoli Storage Manager and Systems Director
Recovery
HSM
Archive
Operating Systems
Data Efficiency
Deduplication, Compression
Virtualization, Encryption,
Analytics, Tiering
IBM System Storage
Disk Systems
Tape Systems
Storage Devices
Disk Drives
Flash
Tape
Networking
Applications
IBM Middleware
IBM Tivoli and Systems Director
Network Control
VMControl
Operating Systems
zOS, zLinux, AIX, i
Linux, Windows
Hypervisors
zVM, PowerVM, VMready
VMWare, KVM, Hyper-V, Xen
IBM System Network Infrastructure
IBM Adapters and Integrated Switches
Industry Adapters and Integrated Switches
IBM Data Center Switches
Industry Network Core Switches and Routers
Network Processors
Industry Network ASICs and Processors

© 2011 International Business Machines Corporation

IBM Investor Briefing

Our Sustained Investment Drives Technology Innovation and Systems Leadership

Systems Investment

- $3B annual investment in R&D for hardware design and systems software
- Innovation and integration at every layer of systems stack – semiconductor technology thru application optimization

Patent Leadership

- IBM: 18 years as U.S. patent leader with record 5,896 in 2010
  - Approximately 2,860 earned by STG for hardware design and systems software

Strategic Acquisitions

- **XIV** / **Diligent**: Contributed to storage growth and market differentiation
- **Storwize** / **Blade Network Technologies**: New opportunities in data efficiency and systems networking

Benchmarks*

- **Power7**: #1 SAP; #1 transactional processing/core; #1 Java; #1 High Performance Computing
- **System x**: #1 virtualization
- **Storage**: #1 throughput; #1 bandwidth

Competitive Migrations

- Record 2,900+ competitive displacements to IBM servers and storage in 2010
  - More than 1,100 from Oracle/Sun and 750+ from HP

Growth Markets

- Systems and Technology Group accounted for 27% of IBM Growth Markets revenue in 2010
  - Grew 20% YTY

© 2011 International Business Machines Corporation

* See Benchmark Footnotes page

IBM Investor Briefing

2011 Offerings Build on Momentum from 2010 Launches

FIRST HALF





Data center efficiency redefined

- Real-time compression appliances
- DataPower for System z
- System x database blade, system networking

- Power7 High Performance Computing system
- Smart Analytics and Cloud updates
- Data Protection and Retention offerings

SECOND HALF





Systems architected to transform IT

- System z Business Class, zEnterprise GA2
- XIV, SONAS updates
- System x solutions updates

- New flexible form factor for systems
- Storwize V7000, DS8000, enterprise tape updates
- Systems Director updates for Power and System x

© 2011 International Business Machines Corporation

Statements regarding IBM's future direction of product enhancements are subject to change or withdrawal without notice, and represent goals and objectives only

Systems and Technology in the Growth Markets 53% of China 27% of Growth Markets 18% of IBM In 2010, STG revenue was Hardware establishes footprint in Growth Markets Hardware strategy to continue to deliver double-digit growth: Expanding into new countries and cities that are focused on IT infrastructure development Leading with high-end systems and in key industries Investing in skills and ecosystem Every dollar of Hardware revenue drives an incremental dollar of other IBM revenue Growth Markets % of IBM Geographic Revenue* 2010 2010 2010 2006 2008 2010 2015e 16% 18% 21% Approaches 30% * Revenue mix percentages exclude divestitures (PCD, Printers)

High-End Systems in the Growth Markets Challenge Customs officers needed real-time access to country’s border checkpoints Solution New System z10 Business Class solution to transform import and export processes Benefits 70% better performance, 20% less power, 30% lower operating costs Senegal Ministry of Finance Brazil Australia Korea Namibia China India Romania Malaysia Russia

2015 Roadmap: Systems and Technology Group ~$2B 2009 2015e $1.3B 2010 actual Non-GAAP view Operating Pre-Tax Income 2011-2015 $0.2B ~$0.6B Operating pre-tax income long-term growth model: 6% to 8% IT infrastructure has reached a new inflection point driving changes in the way: Systems are designed Data is analyzed and managed IT is delivered and consumed Our sustained investments in innovation drive differentiation and economic value Integration and deep optimization at every layer of systems stack STG gained momentum in 2010 By 2015, expect 40% of STG’s revenue to be driven by Growth Markets

Positioned to contribute over $19B of operating profit Continue investment and shift to higher-growth areas Key Branded Middleware Systems Growth Market Expansion Continue Acquisition Strategy Differentiate through integration and optimization Workload Optimized Systems Integrated Server, Storage and Networking Stack Leverage leading Cloud capabilities Smarter Planet and Business Analytics & Optimization 2015 Roadmap: Systems and Software Business Services Platform Deploy consumer created or acquired applications on the Cloud infrastructure Consume business processes, analytics, applications running on Cloud infrastructure Infrastructure Managed Services Consulting and Implementa tion Services Rapidly provision computing resources for deploying and running software

[LOGO]

Benchmark Footnotes IBM Power 795 on two-tier SAP SD standard application benchmark running SAP enhancement package 4 for the SAP ERP 6.0 application (Unicode): 32 processors / 256 cores / 1,024 threads, POWER7, 4.0 GHz, 4,096 GB memory, 126,063 SAP SD benchmark users, 0.98 seconds dialog response time, 96 percent CPU utilization running AIX® 7.1 and DB2® 9.7. Certification #2010046. IBM Power 780 cluster (3 x 64 core) (24 chips, 192 cores, 768 threads) with DB2 9.7 TPC-C result of 10,366,254 tpmC, $1.38/tpmC, configuration available 10/13/10) IBM Power 780 SPECompL2001 result on a 64-core 3.86 GHz POWER7 (8 chips, 64 cores, 256 threads) of 1,797,211 (1,721,106 base). SPECvirt_sc2010 result for the IBM System x® 3850 X5 server of 5466 @ 336 VMs. 8 chips/64 cores/8 cores per chip), Red Hat Enterprise Linux® 6.0, and Kernel-based Virtual Machine (KVM) hypervisor. IBM DS8700 SPC-1 result of 380,489 IOPS ($18.83/IOPS over 97,581.66 GB ASU Capacity), mirroring in a 6-node SVC 5.1 cluster. IBM DS8800 SPC-2 result of 9,705.74 SPC-2 MBPS, price/performance of $270.38 at a ASU Capacity of 71,536.975 GB, RAID5. Sources: http://www.sap.com/benchmark, www.tpc.org, www.spec.org, www.storageperformance.org; Results current as of 2/11/11. SAP, mySAP and other SAP product and service names mentioned herein as well as their respective logos are trademarks or registered trademarks of SAP AG in Germany and in several other countries all over the world. TPC-C ,TPC-H, and TPC-E are trademarks of the Transaction Performance Processing Council (TPPC). SPEC, SPECint, SPECfp, SPECjbb, SPECweb, SPECjAppServer, SPECjEnterprise, SPECvirt, SPECompM, SPECompL, SPECsfs, SPECpower, SPEC MPI and SPECpower_ssj are trademarks of the Standard Performance Evaluation Corporation (SPEC). SPC Benchmark 1, SPC-1, SPC Benchmark 1/Energy, and SPC-1/E are trademarks of the Storage Performance Council.

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

[LOGO]

Enterprise Productivity Initiatives Linda Sanford Senior Vice President, Enterprise Transformation

Enterprise Productivity $1.5 $2.5 $3.0 $4.7 $6.2 +$1.5 +$1.7 +$0.5 +$1.0 Cumulative Enterprise Productivity Savings ($B) Shared Services End-to-End Process Transformation Integrated Operations Next generation transformation Radical simplification, integration and innovation Growth and productivity Smarter phase of our transformation Confident in ability to further improve productivity by $8B from 2011 to 2015 2006 2007 2008 2009 2010

Progress to Date Shared Services Spend ($B) Year-to-Year Enterprise Productivity Savings ($B) $4.8B spending reduction in Shared Services from 2005 through 2010 $1.4B productivity improvement in end-to-end process transformation and integrated operations Shared Services End-to-End Process Transformation Integrated Operations Productivity improvements of $6.2B were achieved through 2010 0.5 1.2 0.6 0.5 0.6 1.0 1.5 0.3 0.0 0.5 1.0 1.5 2.0 2006 2007 2008 2009 2010

Operating Leverage Applying transformation principles to all of IBM’s spending to drive $8B in productivity benefits over the next 5 years End-to-End Process Transformation $2.6B Radically simplify Integrate operations across units Drive differentiated innovation Enable growth and productivity Integrated Operations $3.1B Shared Services $2.3B 2010 $11.4B $16.3B 2005 2010 Shared Service Spending Total Cost and Expense ~$80B

Radical Simplification and Integration Integrated Operations End-to-End Process Transformation Shared Services Our transformation initiatives play a critical role in achieving our 2015 roadmap objectives Human Resources Global Sales Operations Integrated Supply Chain Real Estate Operations Finance Legal Information Technology Marketing and Communications Sales Transaction Hub Hardware Product Management Transformation Incentives Order-to-Cash Opportunity-to-Order Service Labor Management Transformation Service Product Transformation Business Partner Enablement Business Operations Global Client Centers Center-Based Operations Sales Management and Support Development Globally integrated organizational units providing support services to all of IBM Horizontal, end-to-end process transformation initiatives Programs that draw on synergies in our worldwide enterprise processes, skills and assets to drive integration

Radical Simplification and Integration Our transformation initiatives play a critical role in achieving our 2015 roadmap objectives Integrated Operations End-to-End Process Transformation Shared Services Globally integrated organizational units providing support services to all of IBM Horizontal, end-to-end process transformation initiatives Programs that draw on synergies in our worldwide enterprise processes, skills and assets to drive integration Human Resources Global Sales Operations Integrated Supply Chain Real Estate Operations Finance Legal Information Technology Marketing and Communications Sales Transaction Hub Hardware Product Management Transformation Incentives Order-to-Cash Opportunity-to-Order Service Labor Management Transformation Service Product Transformation Business Partner Enablement Business Operations Global Client Centers Center-Based Operations Sales Management and Support Development Streamline sales forecasting through business analytics and process simplification Increase time sellers and sales managers spend in high-value client activities by 10% and 20% respectively Deliver $200M of benefit through 2015 Drive radical change in labor supplier sourcing and resource capacity management Optimize supplier portfolio and concentrate spending with preferred suppliers to nearly 90% by year end Accelerate labor optimization of IBM's deployable resources by 0.5% Deliver $450M of benefit through 2015 Improve manufacturing cycle time and operations to perform final configuration internally Eliminate need to stock Power Systems inventory at business partners Drive work elimination savings of $3.5M Deliver overall Shared Service elimination savings of $300M through 2015 Integrated Supply Chain Service Labor Management Transformation Sales Management and Support

Advanced analytics to enable improvements in sales performance, staffing and risk Example: Territory Optimization Program, Simplified Coverage Model Growth Enablement Enabling growth ensures we have the capacity and capability to support the 2015 objectives Support for Growth Market expansion objectives Example: IT infrastructure in-a-box, Shared Services in-a-box Enabling the Growth Markets Investing in analytics Optimization of integration and infrastructure to drive performance Example: Portfolio and Risk Management analytics engine Supporting the acquisition strategy Advancement of our internal capabilities for Smarter Planet, Cloud and Business Analytics and Optimization Example: Blue Insight Cloud, Smarter Buildings Becoming the leading showcase for growth plays

Advanced analytics to enable improvements in sales performance, staffing and risk Example: Territory Optimization Program, Simplified Coverage Model Enabling the Growth Markets Growth Enablement Enabling growth ensures we have the capacity and capability to support the 2015 objectives Support for Growth Market expansion objectives Example: IT infrastructure in-a-box, Shared Services in-a-box Investing in analytics Optimization of integration and infrastructure to drive performance Example: Portfolio and Risk Management analytics engine Supporting the acquisition strategy Advancement of our internal capabilities for Smarter Planet, Cloud and Business Analytics and Optimization Example: Blue Insight Cloud, Smarter Buildings Becoming the leading showcase for growth plays Territory Optimization Program has been deployed to 13,000 seller territories Optimized territories show an average of 10% sales performance improvement Competitive Advantage Descriptive Predictive Prescriptive Standard reporting Ad hoc reporting Query/drill down Alerts Simulation Forecasting Predictive modeling Optimization Stochastic optimization

Transformation Maturation 2002 Sharing & partnering The “Smarter” phase of our transformation is underway 2010 Making things smarter Instrumented, interconnected, intelligent Enable growth and productivity Optimize the whole system 2006 Globally integrating Right skills, right place, right cost Rationalize support functions for greater efficiency Radically simplify processes Consistent set of processes worldwide Leverage best practices Standardize and reduce waste Governance and performance discipline

Enterprise-wide governance model with programmatic methods and approaches Quantitative benefit realization measurement and tracking Disciplined change management driven by global understanding of 2015 goals and a growth and innovation mindset Proactive risk management and mitigation strategy Differentiators Growth and Productivity Radical Simplification Integration Innovation

IBM Investor Briefing

Enterprise Productivity Summary


Cumulative Enterprise Productivity Savings
Next Five Years
~$8B savings
Last Five Years
~$6B savings
2006
2007
2008
2009
2010
2011e
2012e
2013e
2014e
2015e
Shared Services
End-to-End Process Transformation
Integrated Operations

- Apply the proven principles of the Globally Integrated Enterprise to all of IBM's spending
- The Smarter phase of our transformation is underway
- New levels of cross-enterprise collaboration and integration
- Our proven governance model, methods and tools give us confidence to achieve the $8B 2015 roadmap productivity objective

© 2011 International Business Machines Corporation

11

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

[LOGO]

Research John Kelly Senior Vice President and Director, Research

IBM Research and Development IBM continues to make consistent and sizable investments in R&D R&D Investment $5.8B 2005 2010 $6.0B ~2950 Patents 6% E/R 6% E/R ~5900 Patents

IBM Research: Supporting IBM’s Growth Growth Initiatives 40% 60% Base Research 2010

IBM Research:  Services and Business Analytics  ~1000 Researchers Globally Doubled math skills 200  400 Hiring industry research experts (e.g. 5 medical doctors) > 500 patents/year   Focused on Assets New 200 person joint GTS/GBS asset research lab Client value and internal productivity

IBM Investor Briefing

Services: An Assets-based Business


Research
Client Value
Unique Capability
VOCA
VOCA for call center analytics
CBM Tools
Optimizes IT strategy for clients
Retail Analytics
Smarter commerce
CFO Dashboard
Optimizes shareholder value
CaaTS
Data cleansing (in growth markets)
Internal Productivity
Smarter Workforce & Extreme Automation
NeverDown
Contingency planning
OptiServe
Strategic planning
Prospect
Résumé screening >2000/day
Catapult
AMS efficiency/quality
OptiManage
OptiUtilize
Optimizes matching skills to projects
eMigration
GDF Dispatch
Optimizes SO productivity

IBM Investor Briefing

OptiManage (Smarter Deployment)

- Advanced text analytics to compute matching scores
- Constraint programming to identify compatible matches (OptiMatch)
- Mathematical programming to find optimal matches
- Web-enabled user interface

Productivity

Architecture / Scenario Diagram


GBS PMP Backend
Supply Rpt. + Travel Readiness Rpt.
GBS TalentPool Database
Data Query, Filtering and Cleaning
Seat JRSS
Band Low
Band High
Start Date
Seat Location
Required Skills
Position Description
Win Odds
Demand Attributes
Practitioner Band
RDM Avail Date
Delivery Center
Visa Status
Resume
Skill Assessments
Additional JRSS
Supply Attributes
Substitutable JRSS matrix e.g.
App Dev-J2EE: App Dev-Java
App Architect Java: App Dev-J2EE
Matching Engine
Database
Matches are updated in daily at 7 am
WEB based User Interface
RM / DM

Recommendations for 45,000 employees per day!

Today’s IT Services Outsourcing  Migration to Enterprise-scale Cloud Infrastructure eMigrate and Extreme Automation  Using Cloud-based Assets to Transform IT Services Outsourcing Organization Framework (Playbook) Migrate and Manage Automated Service Management Continuous Innovation Loop Automated Help Desk Automated Migration

CaaTS: Cleansing as a Transient Service Filter noise and handle semantic, syntactic and format variation  Advanced automated methods  Estimate accuracies (when  human verification is not possible) for millions of client records Numerous clients in India Client Value Estimation Discovery Management Noise Handling Classifications Rule Exceptions  IBM Infosphere Quality Stage Investigate Standardize Deduplicate Data Cleansing Pipeline Relationship Discovery BI & Reporting Noisy Source

[LOGO]

IBM **Investor** Briefing

4 Technologies that Will Change the World – *and IBM Will Lead*


Compute+
Natural
Language+
Analytics
Deep Q&A
Computers
Program
Learn
Cognitive Computing
• "Synapse" devices
Big Data
1,000 → 1,000,000 X
Smarter Planet
(Internet of Things + People)
BIG/Fast
• Data + analytics
(zettabytes +
milli / microseconds
Workload
Optimized
Systems
1000X
Exascale
(Datacenter-in-a-box)
• Massive parallelism
• Flexible system optimization
1B Transistors
Nano
Devices
Power7 chip
1000X
1T Devices
Nano Systems
(Systems-on-a-chip)
• Photonics
• DNA Transistor

IBM Investor Briefing

From Nano Devices to Nano Systems


Compute+
Natural
Language+
Analytics
Deep Q&A
Computers
Program
Learn
Cognitive Computing
• "Synapse" devices
Big Data
1,000 → 1,000,000 X
Smarter Planet
(Internet of Things + People)
BIG/Fast
• Data + analytics
(zettabytes +
milli / microseconds
Workload
Optimized
Systems
1000X
Exascale
(Datacenter-in-a-box)
• Massive parallelism
• Flexible system optimization
Nano
Devices
1B Transistors
Power7 chip
1000X
1T Devices
Nano Systems
(Systems-on-a-chip)
• Photonics
• DNA Transistor

Device Structure Research Pipeline Innovation and Disruptive Technology at Each Node 22/20 nm 15/11 nm 8 nm & Beyond Conventional Planar Device FINFET ETSOI Si Nano-Wire C Electronics Fully Depleted Devices

Vision: >1 Tbps on a 3D chip Light out for off-chip traffic Light Modulator Photo-detector Analog CMOS Digital CMOS Inter-layer 3D vias Multiplexor

DNA Transistor Experimental Setup

IBM Investor Briefing

From Petascale to Exascale


Compute+
Natural
Language+
Analytics
Deep Q&A
Computers
Big Data
Workload
Optimized
Systems
1B Transistors
Nano
Devices
Power7 chip
Program
Learn
1,000 → 1,000,000 X
Smarter Planet
(Internet of Things + People)
1000X
1000X
Cognitive Computing
• "Synapse" devices
BIG/Fast
• Data + analytics
(zettabytes +
milli / microseconds
Exascale
(Datacenter-in-a-box)
• Massive parallelism
• Flexible system optimization
Nano Systems
(Systems-on-a-chip)
• Photonics
• DNA Transistor
1T Devices

IBM Investor Briefing

From Disruptive Technologies in HPC to Transfer to Commercial Leadership



HPC
Commercial
Relative Performance (log)
Time
BG/L
0.3PF
BG/P
1PF
Roadrunner
1PF
Blue Waters
10PF
BG/Q
~20PF
~300PF
~1000PF
Future Power and Z Systems
Multicore SoC
High Efficiency
Scalability
Fast Network
Workload Optimized
Hybrid Architecture
pSeries
P5
z9
pSeries
P6
z10
pSeries
P7
zEnterprise

From Silicon to Structure: A Holistic Approach Processor MCM Drawer Rack Machine Room Subfloor Machine Room Gallery Modern Data Center

The Charge to Exascale: Future Technologies 1 PetaFlop = 1/3 rack Software Phase Change Memory CPU Silicon Photonics 3D 10 PetaFlop 100 P7IH Racks 1 PetaFlop 72 BG/P Racks Overall Performance = 1000X Performance / watt = 135X Performance / $ = 1000X Footprint = <2% Referenced to 1PF system The Next Ten Years

IBM Investor Briefing

From Big Data to Big Analytics


Compute+ Natural Language+ Analytics
Deep Q&A Computers
Big Data
Workload Optimized Systems
1B Transistors
Nano Devices
Power7 chip
Program
Learn
1,000 → 1,000,000 X
Smarter Planet
(Internet of Things + People)
1000X
1000X
Cognitive Computing
• "Synapse" devices
BIG/*Fast*
• Data + analytics (zettabytes + milli / microseconds
Exascale
(Datacenter-in-a-box)
• Massive parallelism
• Flexible system optimization
1T Devices
Nano Systems
(Systems-on-a-chip)
• Photonics
• DNA Transistor

Smarter Planet will Drive the Creation of Big/Fast Data Multiple Sources: Intel, Ericsson, Gartner, etc. Number of Connected Devices 2010 15 Billion 7 Billion 50 Billion 10 20 30 40 50 2015 2020

Every Smarter Planet Solution Has Big/Fast Data and Needs Big/Fast Analytics Smarter Planet Data at Rest Data in Motion Deep Analytics Reactive Analytics Predictive Models Real-time Awareness Deeper Insights Faster Decisions Fast BIG

New Big/Fast Data Brings New Opportunities, Requires New Analytics Telco Promotions 100,000 records/sec, 6B/day 10 ms/decision 270TB for Deep Analytics DeepQA 100s GB for Deep Analytics 3 sec/decision Smart Traffic 250K GPS probes/sec 630K segments/sec 2 ms/decision, 4K vehicles Homeland Security 600,000 records/sec, 50B/day 1-2 ms/decision 320TB for Deep Analytics Up to 10,000 Times larger Up to 10,000 times faster Data in Motion Data at Rest

Maximum Insight Requires Combining Deep and Reactive Analytics Feedback Reactive Analytics Reality Fast Observations Actions Integration Integration Integration History Deep Analytics Deep Hypotheses Predictions Big Insights System s New Client Value

IBM Investor Briefing

IBM

From Programming to Systems that Learn


Compute+
Natural
Language+
Analytics
Deep Q&A
Computers
Program
Learn
Cognitive Computing
• "Synapse" devices
Big Data
1,000 → 1,000,000 X
Smarter Planet
(Internet of Things + People)
BIG/Fast
• Data + analytics
(zettabytes +
milli / microseconds
Workload
Optimized
Systems
1000X
Exascale
(Datacenter-in-a-box)
• Massive parallelism
• Flexible system optimization
1B Transistors
Nano
Devices
Power7 chip
1000X
1T Devices
Nano Systems
(Systems-on-a-chip)
• Photonics
• DNA Transistor

What is Watson? Hypothesis Generation Hypothesis & Evidence Scoring Final Confidence Merging & Ranking Synthesis Question & Topic Analysis Decomposition Workload Optimized

Watson Y/E 2010 Starting Point & State-of-the-Art 2007 DeepQA: Major Leap in Precision and Confidence % Answered 100% 0% 0% 100% Precision “Winners Cloud”

DeepQA Can Adapt to New Domains % Answered 100% 0% 0% 100% Precision DeepQA Adapted for Medical Questions Baseline Performance With the Jeopardy System ~3 person-month effort This is the selective aldosterone blocker that limits ventricular remodeling after acute myocardial infarction. This is the most common cause of unilateral decreased vocal fremitus.

IBM’s Innovation Approach: Watson-Style vs. Exadata-Style Exadata Watson Feature Leap-ahead in science, opens new application areas Amplifies human expertise and reasoning capacity Engage humans with natural language interface Compute over structured and unstructured information Machine learning for continuous performance gain Parallel computing and local memory to reduce latency Mainly used to consolidate legacy applications

New Computing Architecture for Learning Systems New Switch New Chips New Architecture New Interconnect

We Are Entering a New Era Computer Intelligence Time Tabulating Era Computing Era Smart Systems Era

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Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0311. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated March 8, 2011.

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ATTACHMENT II

Non-GAAP Supplementary Materials

Non-GAAP Supplementary Materials In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses in these materials the following Non-GAAP information which management believes provides useful information to investors. Operating (Non-GAAP) Earnings, EPS, Pre-Tax Income, and Segment Profit Management presents certain financial measures excluding the effects of certain acquisition-related charges, non-operating retirement-related costs, and any related tax impacts. Management uses the term "operating" to describe this view of the company's financial results and other financial information. For acquisitions, these measures exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable restructuring and related expenses, and tax charges related to acquisition integration. For retirement-related costs, the company has characterized certain items as operating and others as non-operating. The company includes service cost, amortization of prior service cost and the cost of defined contribution plans in its operating results. Non-operating retirement-related costs include interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements, multi-employer plan costs, pension insolvency costs, and other costs. Non-operating costs primarily relate to changes in pension plan assets and liabilities which are tied to market performance, and management considers these costs to be outside the operational performance of the business. Management’s calculation of these operating measures, as presented, may differ from similarly titled measures reported by other companies. Overall, management believes that providing investors with an operating view as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans, improves visibility to management decisions and their impacts on operational performance, enables better comparison to peer companies, and allows the company to provide a long term strategic view of the business going forward. For the 2015 earnings per share road map, the company is utilizing an operating view to establish its objectives and track its progress.

Non-GAAP Supplementary Materials Constant Currency Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating current period activity in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Cash Flow Management uses a free cash flow measure to evaluate the company’s operating results, plan share repurchase levels, evaluate strategic investments and assess the company’s ability and need to incur and service debt. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines free cash flow as net cash from operating activities less the change in Global Financing receivables and net capital expenditures, including the investment in software. A key objective of the Global Financing business is to generate strong returns on equity, and increasing receivables is the basis for growth. Accordingly, management considers Global Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management includes presentations of both free cash flow and cash flow from operations that exclude the effect of Global Financing receivables. Divestitures Management presents certain financial results excluding the effects of the divestitures of the printer business and the personal computer (PCD or PC) business. In June 2007, the company divested 51 percent of its printer business and divested the remaining 49 percent quarterly over the following 3 years. In April 2005, the company completed the sale of its PCD business. Management believes that presenting certain revenue measures without these items is more representative of the company’s operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

IBM Investor Briefing

Non-GAAP Supplementary Materials

Reconciliation of Free Cash Flows (excluding GF Receivables)

$ in Billions

	2000	2001	2002	2003	2004	2005
Net Cash from Operations	$8.6	$13.7	$13.8	$14.5	$15.3	$14.9
Less: Global Financing Receivables	(2.5)	2.0	3.3	1.9	2.5	1.8
Net Cash from Operations (excluding GF Receivables)	11.1	11.7	10.5	12.6	12.9	13.1
Net Capital Expenditures	(4.3)	(4.9)	(4.6)	(3.9)	(3.7)	(3.5)
Free Cash Flow (excluding GF Receivables)	6.7	6.8	5.9	8.7	9.1	9.6

	2006	2007	2008	2009	2010
Net Cash from Operations	$15.0	$16.1	$18.8	$20.8	$19.5
Less: Global Financing Receivables	(0.3)	(1.3)	0.0	1.9	(0.7)
Net Cash from Operations (excluding GF Receivables)	15.3	17.4	18.8	18.9	20.3
Net Capital Expenditures	(4.7)	(5.0)	(4.5)	(3.7)	(4.0)
Free Cash Flow (excluding GF Receivables)	10.5	12.4	14.3	15.1	16.3

The above serves to reconcile the Non-GAAP financial information contained in the slides entitled "Our Results: Another Strong Performance in 2010," "2010 Roadmap Highlights," "A Decade of Performance 2000-2010," and "Cash Generation Fuels Investment and Shareholder Returns" in the "Strategic Overview" presentation and the slides entitled "IBM Transformation," "Cash Generation and Usage," and "2015 Roadmap" in the "Financial Model" presentation. See the third slide in this presentation for additional information on the use of these Non-GAAP financial measures.

© 2011 International Business Machines Corporation

Non-GAAP Supplementary Materials Reconciliation of Major Markets Revenue Growth @Constant Currency As Reported 4% 5% 1% (1%) (4%) (8%) (6%) (7%) (2%) (1%) 1% 5% 11% 13% 5% (5%) (10%) (13%) (7%) (2%) 2% (1%) (1%) 4% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Yr/Yr The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “Growth Markets” in the “Financial Model” presentation. See the third slide in this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Growth Markets Revenue Growth @Constant Currency As Reported 11% 14% 10% 6% 4% 1% (1%) 2% 8% 9% 13% 13% 19% 21% 13% (7%) (12%) (11%) (6%) 14% 20% 14% 16% 15% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Yr/Yr The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “Growth Markets” in the “Financial Model” presentation. See the third slide in this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Growth Markets Revenue Mix Excluding Divestitures (PCD and Printers) As Reported 11% 12% 16% 17% 18% 19% 21% 13% 14% 16% 17% 18% 19% 21% 2000 2003 2006 2007 2008 2009 2010 The above serves to reconcile the Non-GAAP financial information contained in the slides entitled “Growth Markets” and “2015 Roadmap” in the “Financial Model” presentation and the slide entitled “Systems and Technology in the Growth Markets” in the “Integrated Systems: The Value of Integrated Software and Hardware” presentation. See the third slide of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Impact on Segment PTI Mix The above serves to reconcile the Non-GAAP financial information contained in the slides entitled “Portfolio Mix Leads to Improved Gross Profit Margin” and “2015 Roadmap: IBM Transformation Continues” in the “Strategic Overview” presentation and the slides entitled “Operating Leverage” and “2015 Roadmap” in the “Financial Model” presentation. See the second slide in this presentation for additional information on the use of these Non-GAAP financial measures. Note: Numbers may not add due to rounding As reported in 2000 and 2001, which excludes ($ in billions) Stock-Based Compensation expense:  2000 Segment PTI % 2001 Segment PTI % Hardware $2.7 25% $1.9 17% Financing $1.2 11% $1.1 10% Services $4.5 41% $5.2 47% Software $2.8 26% $3.2 29% Enterprise Investments $(0.3) -3% $(0.3) -3% Total $10.9 $11.0   Excludes Enterprise Investments: 2000 Segment PTI % 2001 Segment PTI % Hardware $2.7 24% $1.9 16% Financing $1.2 11% $1.1 10% Services $4.5 40% $5.2 46% Software $2.8 25% $3.2 28% Total $11.2 $11.3

IBM Investor Briefing

Non-GAAP Supplementary Materials

Reconciliation of Segment Pre-Tax Income

	As Reported $B	As Reported % Total	Acquisition Related	Non-Operating Retirement Related	Operating Segment Profit $B	Operating Segment Profit % Total
2000[1]						
Services	$4.5	40%	$0.0	($0.8)	$3.7	38%
Software	$2.8	25%	$0.1	($0.3)	$2.6	27%
Hardware	$2.7	24%	$0.1	($0.6)	$2.2	23%
Financing	$1.2	11%	$0.0	($0.1)	$1.1	12%
2006						
Global Business Services	$1.7	12%	$0.1	$0.1	$1.9	13%
Global Technology Services	$3.3	24%	$0.1	$0.1	$3.4	24%
Software	$5.5	40%	$0.2	$0.1	$5.7	40%
2009						
Hardware	$1.4	7%	$0.0	($0.1)	$1.3	7%
2010						
Global Business Services	$2.6	12%	$0.0	($0.0)	$2.5	12%
Global Technology Services	$5.6	27%	$0.0	($0.1)	$5.5	26%
Software	$9.1	44%	$0.5	($0.1)	$9.5	45%
Hardware	$1.6	8%	$0.0	($0.1)	$1.5	7%
Financing	$2.0	9%	$0.0	($0.0)	$2.0	9%

[1] Excludes Enterprise Investments. See the eighth slide in this presentation for reconciliation to GAAP.

Note: Numbers may not add due to rounding

The above serves to reconcile the Non-GAAP financial information contained in the slide entitled "2015 Roadmap: IBM Transformation Continues" in the "Strategic Overview" presentation; the slides entitled "Operating Leverage" and "2015 Roadmap" in the "Financial Model" presentation; and the slides entitled "2015 Roadmap: Software Segment" and "2015 Roadmap: Systems and Technology Group" in the "Integrated Systems: The Value of Integrated Software and Hardware" presentation. This information also serves to reconcile the Non-GAAP financial information contained in the "Services" presentation regarding capturing growth and attaining 2015 roadmap objectives, the GTS position to achieve $8B of profit in 2015, and the GBS model. See the second slide in this presentation for additional information on the use of these Non-GAAP financial measures.

© 2011 International Business Machines Corporation

Non-GAAP Supplementary Materials Reconciliation of Segment Pre-Tax Income ($) The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “2015 Roadmap: IBM Transformation Continues” in the “Strategic Overview” presentation and the slide entitled “2015 Roadmap” in the “Financial Model” presentation. See the second slide in this presentation for additional information on the use of these Non-GAAP financial measures. Note: 2000 & 2001 segments not restated for stock based compensation and exclude Enterprise Investments. See the eighth slide in this presentation for reconciliation to GAAP. Numbers may not add due to rounding. Segment Pre-Tax Income Acquisition Related Non-Operating Retirement Related Operating Pre-Tax Income 2000 $11.2 $0.2 ($1.8) $9.6 2001 $11.3 $0.1 ($2.0) $9.4 2002 $6.8 $0.2 ($1.9) $5.1 2003 $9.4 $0.4 ($1.3) $8.5 2004 $11.6 $0.4 ($0.5) $11.4 2005 $11.5 $0.4 $0.3 $12.2 2006 $13.7 $0.3 $0.3 $14.3 2007 $15.2 $0.4 $0.3 $15.9 2008 $17.5 $0.5 ($0.7) $17.4 2009 $19.3 $0.5 ($0.5) $19.3 2010 $20.8 $0.6 ($0.4) $20.9

Non-GAAP Supplementary Materials Reconciliation of Consolidated EPS The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “2015 Roadmap: IBM Transformation Continues” in the “Strategic Overview” presentation and the slide entitled “2015 Roadmap” in the “Financial Model” presentation. See the second slide in this presentation for additional information on the use of these Non-GAAP financial measures. Note: Numbers may not add due to rounding $11.67 ($0.20) $0.34 $11.52 2010 $10.03 ($0.25) $0.27 $10.01 2009 $8.86 ($0.32) $0.29 $8.89 2008 $7.46 $0.14 $0.17 $7.15 2007 $6.31 $0.12 $0.14 $6.05 2006 $5.18 $0.13 $0.14 $4.91 2005 $4.33 ($0.19) $0.13 $4.39 2004 $3.41 ($0.48) $0.13 $3.76 2003 $1.81 ($0.68) $0.07 $2.43 2002 $3.26 ($0.72) $0.04 $3.94 2001 $3.32 ($0.62) $0.05 $3.88 2000 Operating EPS Non-Operating Retirement Related Acquisition Related EPS (As Reported)

Non-GAAP Supplementary Materials Reconciliation of Historical Revenue Growth @Constant Currency As Reported 18% 10% 11% 1% 23% 18% 16% 1% BRIC Growth Markets 20 Growth Markets Major Markets The above serves to reconcile the Non-GAAP financial information contained in the slides entitled “GM20: investments in markets beyond BRICs” and “IBM Growth Markets 2010 performance” in the “Sales and Distribution: Growth Markets” presentation. See the third slide in this presentation for additional information on the use of these Non-GAAP financial measures. FY10 Yr/Yr

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